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SCHEDULE 14A
RULE 14a-101
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

2002
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

                        April 12, 2002

Dear Stockholders:

        You are cordially invited to attend Starwood's Annual Meeting of Stockholders, which is being held on Friday, May 17, 2002, at 10:00 a.m. (local time), at The St. Regis Monarch Beach Resort and Spa, One Monarch Beach Resort Drive, Dana Point, California 92629.

        At this year's Annual Meeting, you will be asked to (i) elect three directors, (ii) ratify the appointment of Ernst & Young LLP as Starwood's independent auditors for 2002, (iii) approve Starwood's 2002 Long-Term Incentive Compensation Plan, and (iv) approve an Employee Stock Purchase Plan. In addition, a stockholder has submitted a proposal to be considered by you.

        Your vote is important. Whether you plan to attend the meeting or not, please complete, sign and return the enclosed proxy card promptly or authorize a proxy by telephone or over the Internet. Instructions for using these convenient services are set forth on the enclosed proxy card. If you decide to attend the meeting, you will be able to vote in person even if you have previously submitted your proxy.

        We appreciate your continued support and interest in the Company.

                        Very truly yours,

                        Barry S. Sternlicht
                         Chairman and Chief Executive Officer

NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

DATE:	May 17, 2002
TIME:	10:00 a.m. local time.
PLACE:	The St. Regis Monarch Beach Resort and Spa One Monarch Beach Resort Drive Dana Point, California 92629
ITEMS OF BUSINESS:	1. To elect three Directors for a term of three years.
2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2002.
3. To approve the Company's proposed 2002 Long-Term Incentive Compensation Plan.
4. To approve the Company's proposed Employee Stock Purchase Plan.
5. To vote on a stockholder proposal, if properly presented at the meeting, to declassify the Board of Directors.
6. To transact such other business as may properly come before the meeting.
RECORD DATE:	Holders of record of the Company's stock at the close of business on March 28, 2002 are entitled to vote at the meeting.
ANNUAL REPORT:	The Company's 2002 Annual Report on Form 10-K, which is not a part of the proxy soliciting material, is enclosed.
PROXY VOTING:	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most stockholders can authorize a proxy over the Internet or by telephone. If Internet or telephone authorization is available to you, instructions are printed on the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement. Your promptness will assist us in avoiding additional solicitation costs.
Kenneth S. Siegel Corporate Secretary

April 12, 2002
White Plains, New York

WHO CAN HELP ANSWER YOUR QUESTIONS?

        If you have any questions about the Annual Meeting, you should contact:

Starwood Hotels & Resorts Worldwide, Inc.
1111 Westchester Avenue
White Plains, New York 10604
Attention: Corporate Affairs
Phone Number: (914) 640-8100

        If you would like additional copies of this Proxy Statement, or if you have questions about the Annual Meeting or need assistance in voting your shares, you should contact:

D.F. King & Co., Inc.
77 Water Street
New York, New York 10005
Phone Number: (800) 628-8532 (toll free)

PROXY STATEMENT
FOR
ANNUAL MEETING

To be held May 17, 2002

THE ANNUAL MEETING AND VOTING—QUESTIONS AND ANSWERS

Why did I receive this Proxy Statement?

        Starwood Hotels & Resorts Worldwide, Inc. (the "Company" or "Starwood") is furnishing this Proxy Statement to its stockholders in connection with the solicitation of proxies by the Board of Directors (the "Board") for use at the Company's 2002 Annual Meeting of Stockholders (the "Annual Meeting"), and at any postponement or adjournment of the Annual Meeting.

When and where will the Annual Meeting be held?

        The Annual Meeting will be held on May 17, 2002 at 10:00 a.m. (local time), at The St. Regis Monarch Beach Resort and Spa, One Monarch Beach Resort Drive, Dana Point, CA 92629.

What proposals will be voted on at the Annual Meeting?

        At the Annual Meeting, the stockholders of the Company will consider and vote upon:

  1.
  Election of three Directors to the Board for a three-year term;

  2.
  Ratification of the appointment of Ernst & Young LLP ("Ernst & Young") as the Company's independent auditors for 2002;

  3.
  Approval of the Company's proposed 2002 Long-Term Incentive Compensation Plan (the "Proposed Plan");

  4.
  Approval of the Company's proposed Employee Stock Purchase Plan (the "ESPP");

  5.
  Voting on a stockholder proposal, if properly presented at the meeting, to declassify the Board; and

  6.
  Such other business as may properly come before the Annual Meeting.

        The Board is not aware of any matter that will be presented at the Annual Meeting other than as described above. If any other matter is presented at the Annual Meeting, the persons named as proxies on the enclosed proxy card will, in the absence of stockholder instructions to the contrary, vote the shares for which such persons have voting authority in accordance with their discretion on such matter.

Who is entitled to vote at the Annual Meeting?

        If you were a stockholder of the Company at the close of business on March 28, 2002 (the "Record Date"), you are entitled to notice of, and to vote at, the Annual Meeting. You have one vote for each share of common stock of the Company ("Company Shares") you held at the close of business on the Record Date on each matter that is properly submitted to a vote at the Annual Meeting, including Company Shares:

  •
  Held directly in your name as the stockholder of record,

  •
  Held for you in an account with a broker, bank or other nominee, and

  •
  Credited to your account in the Company's Savings and Retirement Plan.

        On the Record Date there were 198,864,773 Company Shares outstanding and entitled to vote at the Annual Meeting and there were 24,719 record holders of Company Shares on that date. The Company Shares are the only outstanding class of voting securities of the Company. Stockholders do not have the right to cumulate votes in the election of Directors.

How many Company Shares must be present in order to hold the Annual Meeting?

        A majority of the outstanding Company Shares entitled to vote must be present at the Annual Meeting in order to constitute a quorum for the transaction of business. Your Company Shares are counted as present at the meeting if you:

  •
  are present and vote in person at the Annual Meeting, or

  •
  have properly submitted a proxy card, or authorized a proxy over the telephone or the Internet, prior to the Annual Meeting.

        Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the Annual Meeting.

        If a quorum is not present at the time the Annual Meeting is convened, or if for any other reason the Board believes that the Annual Meeting should be adjourned, the Annual Meeting may be adjourned by the Chairman and Chief Executive Officer of the Company or other presiding officer of the Company. If the Board proposes to adjourn the Annual Meeting, the persons named as proxies on the enclosed proxy card will have discretion to vote on such adjournment all Company Shares for which such persons have voting authority. It is intended that such persons will vote on any such matter in accordance with the recommendations of the Board.

What are broker non-votes?

        If you have Company Shares that are held by a broker, you may give the broker voting instructions and the broker must then vote as you have directed. If you do not give the broker any such instructions, the broker may vote at its discretion on all routine matters (i.e., election of directors and ratification of auditors). For non-routine matters (i.e., the stockholder proposal, the Proposed Plan and the ESPP), however, the broker may NOT vote using its discretion. This is referred to as a broker non-vote.

How are abstentions and broker non-votes counted?

        Company Shares not voted due to withheld votes, abstentions or broker non-votes with respect to the election of a Director, the ratification of the appointment of auditors or the stockholder proposal will not have any effect on the outcome of such matters. With respect to the Proposed Plan and the ESPP, however, abstentions and broker non-votes will have the effect of a vote cast against the proposal (since they are not considered votes cast) unless holders of more than 50% of the Company Shares entitled to vote on the proposal cast votes either in person or by properly completed proxy; in which event neither an abstention nor a broker non-vote will have any effect on the outcome of the vote.

How many votes are required to approve each proposal?

        Directors will be elected by a plurality of the votes actually cast at the Annual Meeting, either in person or represented by properly completed proxy. This means that the nominees who receive the largest number of "FOR" votes cast will be elected as directors.

        Ratification of the appointment of Ernst & Young as the Company's independent auditors and approval of the stockholder proposal each requires "FOR" votes from a majority of the votes cast at the Annual Meeting, either in person or represented by properly completed proxy.

        Approval of the Proposed Plan and the ESPP each requires "FOR" votes from a majority of the votes cast at the Annual Meeting, either in person or by properly executed proxy, provided that the total votes cast on such proposals represent over 50% in interest of all Company Shares entitled to vote on such proposals.

How do I vote?

        You may vote in person at the Annual Meeting or you may authorize a proxy to vote on your behalf. There are three ways to authorize a proxy:

        By Telephone: By calling toll-free 1-800-435-6710 and following the instructions on the proxy card.

        By Internet: By following the instructions on the proxy card.

        By Mail: By signing, dating and mailing the enclosed proxy card.

        If you authorize a proxy by telephone or the Internet, you should not return your proxy card.

        Each Company Share represented by a properly completed written proxy or properly completed proxy authorized by telephone or over the Internet will be voted at the Annual Meeting in accordance with the stockholder's instructions specified in the proxy, unless such proxy previously has been revoked. If no instructions are specified, such Company Shares will be voted FOR the election of each of the nominees for Director named herein, FOR ratification of the appointment of Ernst & Young as the Company's independent auditors for 2002, FOR the Proposed Plan, FOR the ESPP and AGAINST the stockholder proposal described below.

        If you participate in the Company's Savings and Retirement Plan (the "Plan") and have contributions invested in Company Shares, the proxy card will serve as a voting instruction for the trustee of the Plan. You must return your proxy card to the transfer agent on or prior to May 13, 2002. If your proxy card is not received by the transfer agent before that date or if you sign and return your proxy card without instructions marked in the boxes, the trustee will vote your Company Shares in the same proportion as other Company Shares held in the Plan for which the trustee received timely instructions.

How can I revoke a previously submitted proxy?

        You may revoke (cancel) a proxy at any time prior to exercise of such proxy by (i) filing with the Corporate Secretary of the Company an instrument of revocation bearing a date later than the date of the proxy, (ii) properly executing a new proxy with a later date relating to the same Company Shares and delivering such proxy to the Corporate Secretary of the Company, (iii) using the telephone or Internet as instructed on the proxy card or (iv) attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy. Any instrument of revocation should be sent to: Starwood Hotels & Resorts Worldwide, Inc., 1111 Westchester Avenue, White Plains, New York 10604, Attention: Corporate Secretary.

What does it mean if I receive more than one proxy card?

        If your shares are registered differently (i.e., in your name and jointly with a spouse) and are in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards you receive to ensure that all Company Shares held by you are voted.

How does the Board recommend that I vote?

        The Board recommends that you vote FOR each of the director nominees, FOR ratification of the appointment of Ernst & Young as the Company's independent auditors, FOR the Proposed Plan, FOR the ESPP and AGAINST the stockholder proposal.

ELECTION OF DIRECTORS

        The Board is divided into three classes. One class is elected at each annual meeting of stockholders to serve for a three-year term and until successor Directors are duly elected and qualified.

        At the Annual Meeting, the terms of four Directors are expiring. Three current Directors have been nominated for re-election at the Annual Meeting and one Director is retiring from the Board. Each Director nominated for election at the Annual Meeting would, upon election, serve as a Director of the Company for a three-year term expiring in 2005 and until a successor Director is duly elected and qualified. Other Directors are not up for election this year and will continue in office for the remainder of their terms.

        Raymond S. Troubh, whose term is expiring this year, is retiring from the Board and will not be standing for re-election at the Annual Meeting. The Company would like to thank Mr. Troubh for his long and faithful service on the Board.

        If a nominee is unavailable for election, proxy holders will vote for another nominee proposed by the Board or, as an alternative, the Board may reduce the number of Directors to be elected at the meeting.

Directors Nominated this Year for Terms Expiring in 2005

        Charlene Barshefsky, 51, is currently Senior International Partner at the law firm of Wilmer, Cutler & Pickering, Washington, D.C. From April 1996 to January 2001 Ambassador Barshefsky was the United States Trade Representative, the chief trade negotiator and principal trade policy maker for the United States and a member of the President's Cabinet. Ambassador Barshefsky is a director of The Estee Lauder Companies, Inc. and American Express Company and serves on the Corporation Policy Advisory Board of Intel Corporation. She has been a Director of the Company and a Trustee of Starwood Hotels & Resorts, a real estate investment trust and subsidiary of the Company (the "Trust") since October 2001.

        Bruce W. Duncan, 50, is currently President of Equity Residential Properties Trust ("EQR"), the largest publicly traded apartment company in the United States. From April 2000 until March 2002 he was a private investor. From December 1995 until March 2000 Mr. Duncan served as Chairman, President and Chief Executive Officer of The Cadillac Fairview Corporation Limited, a real estate operating company. Mr. Duncan is a trustee of Amresco Capital Trust, a director of EQR and a member of the Partnership Committee of the Rubenstein Company, L.P., a real estate operating company focused on office properties in the mid-atlantic region. In addition, Mr. Duncan is a member and past trustee of the International Council of Shopping Centres. Mr. Duncan has been a Director of the Company since April 1999 and a Trustee of the Trust since August 1995.

        Stephen R. Quazzo, 42, has been the Managing Director, Chief Executive Officer and co-founder of Transwestern Investment Company, L.L.C., a real estate principal investment firm, since March 1996. From April 1991 to March 1996, Mr. Quazzo was President of Equity Institutional Investors, Inc., a subsidiary of Equity Group Investments, Inc., a Chicago-based holding company controlled by Samuel Zell. Mr. Quazzo is an advisory board member of City Year Chicago and a trustee of The Latin School of Chicago. Mr. Quazzo has been a Director of the Company since April 1999 and a Trustee of the Trust since August 1995.

        The Board unanimously recommends a vote FOR election of these nominees.

Directors with Terms Expiring in 2003

        Jean-Marc Chapus, 42, has been Group Managing Director and Portfolio Manager of Trust Company of the West, an investment management firm, and President of TCW/Crescent Mezzanine L.L.C., a private investment fund, since March 1995. Mr. Chapus is a director of MEMC Electric Materials, Inc. He also serves as a director of several privately held companies, including Magnequench International, Inc., and TCW Asset Management Company. Mr. Chapus has been a Director of the Company since April 1999 and a Trustee of the Trust since November 1997. Mr. Chapus was also a Director of the Company from August 1995 to November 1997.

        Thomas O. Ryder, 57, has been Chairman of the Board and Chief Executive Officer and a Director of The Reader's Digest Association, Inc. since April 1998. Mr. Ryder was President, American Express Travel Related Services International, a division of American Express Company, which provides travel, financial and network services, from October 1995 to April 1998. Mr. Ryder has been a Director of the Company and a Trustee of the Trust since April 2001.

        Barry S. Sternlicht, 41, has been the Chairman and Chief Executive Officer of the Company since September 1997 and January 1999, respectively. Mr. Sternlicht has served as Chairman and Chief Executive Officer of the Trust since January 1995. Mr. Sternlicht also has been the President and Chief Executive Officer of Starwood Capital Group, L.L.C. ("Starwood Capital") and its predecessor entities since its formation in 1991. Mr. Sternlicht was Chief Executive Officer of iStar Financial, Inc. ("iStar"), a real estate investment firm, from September 1996 to November 1997 and served as the Chairman of the Board of Directors of iStar from September 1996 to April 2000. Mr. Sternlicht has been a Director (or Trustee, as applicable) of iStar since September 1996. Mr. Sternlicht is a member of the board of directors of HealthMarket, Inc., Greenwich YMCA, the Harvard Club, Business Committee for the Arts, The Council for Italian-American Relations, the Committee to Encourage Corporate Philanthropy, the Juvenile Diabetes Research Foundation and the Council for Christian and Jewish Understanding. He is a member of the Young Presidents Organization and is on the Board of Directors of Junior Achievement for Fairfield County, Connecticut and the Board of Trustees of Thirteen/WNET. Mr. Sternlicht has been a Director of the Company and a Trustee of the Trust since December 1994.

Directors With Terms Expiring in 2004

        Eric Hippeau, 50, has been President of Softbank International Ventures and Managing Director of Softbank Capital Partners, an Internet venture capital firm, since March 2000. Mr. Hippeau served as Chairman and Chief Executive Officer of Ziff-Davis Inc., an integrated media and marketing company, from 1993 to March 2000 and held various other positions with Ziff-Davis from 1989 to 1993. Mr. Hippeau is a director of CNET Networks, Inc., Asia Global Crossing Ltd., Key 3 Media Group, Inc. and Yahoo! Inc. Mr. Hippeau has been a Director of the Company and a Trustee of Trust since April 1999.

        George J. Mitchell, 68, has been Chairman of the law firm of Verner, Liipfert, Bernhard, McPherson and Hand since November 2001 and was Special Counsel from January 1995 to October 2001. He served as a United States Senator from January 1980 to January 1995, and was the Senate Majority Leader from 1989 to 1995. From 1995 to 1997, Senator Mitchell served as the Special Advisor to the President of the United States on economic initiatives in Ireland. At the request of the British and Irish Governments, he served as Chairman of the peace negotiations in Northern Ireland. Senator Mitchell is a director of The Walt Disney Company, Federal Express Corporation, Xerox Corporation, UNUM Provident Corp., Casella Waste Systems, Inc. and Staples, Inc. In addition, Senator Mitchell serves as President of the Economic Club of Washington. Senator Mitchell has been a Director of the Company since April 1999 and a Trustee of the Trust since November 1997.

        Daniel W. Yih, 43, has been a Principal, Portfolio Management, with GTCR Golder Rauner, LLC, a venture capital firm, since March 2001. From June 1995 until March 2001, Mr. Yih was a general partner of Chilmark Partners, L.P., an investment advisory firm. He is a director of US Aggregates, Inc., Comsys, Cardinal Logistics Management, American Sanitary, Inc., AETEA Information Technology, Inc. and InteCap, Inc. Mr. Yih has been a Director of the Company since August 1995 and a Trustee of the Trust since April 1999.

        Kneeland C. Youngblood, 46, has been a managing partner of Pharos Capital Group, L.L.C., a private equity fund focused on technology companies, business service companies and health care companies, since January 1998. From July 1985 to December 1997 he was in private medical practice. He is a director of the American Advantage Funds, a mutual fund company managed by AMR Investments, an investment affiliate of American Airlines. Mr. Youngblood has been a Director of the Company and a Trustee of the Trust since April 2001.

Board Meetings and Committees

        The Board of Directors held twelve meetings during 2001. In addition to meetings of the full Board, Directors attended meetings of individual Board committees. Each Director attended at least 75% of the total number of meetings of the full Board and committees on which they serve.

        The Board has established Executive, Audit, Compensation and Option, Nominating and Corporate Governance Committees, the principal functions of which are described below.

        Executive Committee.    To the extent permitted by law, the Executive Committee is authorized to exercise the power of the Board with respect to the management of the business and affairs of the Company between meetings of the Board, except that the Executive Committee may not authorize dividends on stock, issue stock except in the limited circumstances permitted by statute, recommend to the stockholders any action which requires stockholder approval, amend the Company's Bylaws or approve any merger or share exchange not requiring stockholder approval. During 2001, the Executive Committee of the Company met frequently on an informal basis. The Executive Committee is currently comprised of Messrs. Sternlicht and Troubh.

        Audit Committee.    The Audit Committee provides oversight regarding accounting, auditing and financial reporting practices of the Company. The Audit Committee selects, subject to the approval of the Board, the firm of independent public accountants to serve as auditors with whom it discusses the scope and results of their audit. The Audit Committee also discusses with the independent public accountants and with management, financial accounting and reporting principles, policies and practices and the adequacy of the Company's accounting, financial and operating controls. The Audit Committee meets the requirements set forth in Section 303 of the Listed Company Manual of The New York Stock Exchange, Inc. (the "NYSE"). The Audit Committee met seven times during 2001. The Audit Committee is currently comprised of Messrs. Yih (chairman), Quazzo and Ryder.

        Compensation and Option Committee.    The Compensation and Option Committee makes recommendations to the Board with respect to the salaries and other compensation to be paid to the Company's executive officers and other members of senior management and administers the Company's employee benefits plans, including the Company's Long-Term Incentive Compensation Plan (the "1999 LTIP"). The Compensation and Option Committee met five times during 2001. The Compensation and Option Committee is currently comprised of Messrs. Hippeau (chairman), Duncan and Troubh.

        Nominating Committee.    The Nominating Committee is responsible for soliciting recommendations for candidates for the Board of Directors; recommending Directors for service on Board committees; developing and reviewing background information for candidates; making recommendations to the Board regarding such candidates; and reviewing and making recommendations to the Board with respect to candidates for Director proposed by stockholders. The Nominating Committee will consider suggestions from stockholders regarding possible director candidates. These suggestions, together with appropriate biographical information, should be submitted to the Corporate Secretary of the Company in the manner prescribed in the Company's Bylaws. The Nominating Committee met thirteen times during 2001. It is currently comprised of Messrs. Duncan (chairman) and Chapus and Senator Mitchell.

        Corporate Governance Committee.    The Corporate Governance Committee was established in April 2001 to oversee compliance with the Company's corporate governance standards and to assist the Board in fulfilling its oversight responsibilities. The Corporate Governance Committee establishes, or assists in the establishment of, the Company's governance policies (including policies that govern potential conflicts of interest) and monitors and advises the Company as to compliance with those policies. The Corporate Governance Committee reviews, analyzes, advises and makes recommendations to the Board with respect to situations, opportunities, relationships and transactions that are governed by such policies, such as opportunities in which a Director or officer has a personal interest. These activities were previously performed by the Audit Committee. The policies of this committee are set forth in the Charter of the Corporate Governance Committee that is attached to this Proxy Statement as Annex A. The Corporate Governance Committee met two times during 2001. It is currently comprised of Senator Mitchell (chairman) and Messrs. Ryder and Youngblood.

        The Company provides a comprehensive orientation for all new Directors. It includes a corporate overview, one-on-one meetings with senior management and an orientation meeting. In addition, all Directors are given written materials providing information on the Company's business.

Compensation of Directors

        Directors of the Company who are employees of the Company receive no fees for their services as Directors. Non-employee Directors receive separate compensation for their service. That compensation includes:

Annual Fee:	$50,000 per Director, payable in four equal installments of Company Shares and class B shares of beneficial interest ("Class B Shares") of the Trust that are attached and traded together (collectively, the "Shares") (based on the market value of a Share on the preceding December 31). A Director may elect to receive up to one half of the Annual Fee in cash and may defer (at an annual interest rate of LIBOR plus 1 1/2% for deferred cash amounts) any or all of the Annual Fee. A Director may also elect to defer to a deferred unit account any or all of the Annual Fee paid in Shares.
Attendance Fees:	$750 for each Board meeting ($500 in the case of a telephonic meeting). $500 for each Committee meeting, other than the Audit Committee, ($1,000 for the chairman of a Committee). $1,000 for each Audit Committee Meeting ($1,500 for the chairman of the Audit Committee). Expenses related to attendance.
Options:	Annual grants of options for 4,500 Shares under the Company's long-term incentive plan.
Starwood Preferred Guest® Program (1) Points and Rooms:	Annual grants of 250,000 Starwood Preferred Guest Points and eighteen free nights in the Company's hotels.

(1)
The Starwood Preferred Guest Program is the Company's loyalty program under which points are redeemable for hotel stays and other goods and services offered under the program.

        Senator Mitchell, Mr. Troubh and Earle F. Jones (a former Director of the Company) received $50,000, $35,000 and $35,000, respectively, for their service during 2001 on a special committee of the Board that was formed in connection with the review of certain litigation.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that Directors and executive officers of the Company, and persons who own more than 10 percent of the outstanding Shares, file with the Securities and Exchange Commission (the "SEC") (and provide a copy to the Company) certain reports relating to their ownership of Shares and other equity securities of the Company.

        To the Company's knowledge, based solely on a review of the copies of these reports furnished to the Company for the fiscal year ended December 31, 2001, and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its Directors, executive officers and greater than 10 percent beneficial owners were complied with for the most recent fiscal year.

CHANGE IN INDEPENDENT AUDITORS

        The Audit Committee annually considers and recommends to the Board the selection of the Company's independent auditors. As recommended by the Audit Committee, on April 5, 2002, the Board decided to no longer engage Arthur Andersen LLP ("Andersen") as the Company's independent auditors and engaged Ernst & Young to serve as the Company's independent auditors for 2002. This determination was based on an extensive evaluation of the Andersen relationship and a review of proposals from major accounting firms. The decision reflected the Chief Financial Officer's and the Audit Committee's judgment as to which firm was best suited to deliver independent audits to the Company in light of relevant factors such as the firm's depth of experience, experience in the hotel and leisure business, breadth of resources, commitment to provide exceptional service and ability to handle transition issues.

        During the years ended December 31, 2001 and 2000 and through the date of this Proxy Statement, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

        The audit reports of Andersen on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and through the date of this Proxy Statement.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board has appointed and is requesting ratification by stockholders of the appointment of Ernst & Young as the Company's independent auditors. Representatives of Ernst & Young and Andersen are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. If the appointment of Ernst & Young is not ratified, the Board will reconsider the selection of independent auditors.

        The Board unanimously recommends a vote FOR ratification of the appointment of Ernst & Young as the Company's independent auditors for 2002.

PROPOSED LONG-TERM INCENTIVE PLAN

        The Board is proposing for approval by the stockholders a new Long-Term Incentive Plan (the "Proposed Plan"). The following description of the material features of the Proposed Plan is a summary and is qualified in its entirety by reference to the Proposed Plan, a copy of which is attached to this Proxy Statement as Annex B.

        As of March 31, 2002:

  •
  the Company had outstanding options for 39,098,788 Shares with a weighted average exercise price of $33.70 per Share and a weighted average term to expiration of 7.55 years (including 552,000 options with an exercise price of $28.70 per Share which were purchased with approximately $1,584,000 of cash bonuses that would have otherwise been payable),
  •
  1,128,230 Shares of restricted stock issued under benefit plans were outstanding (including 125,897 Shares of restricted stock issued pursuant to the Company's Annual Incentive Plan in lieu of $3,367,454 of cash bonuses), and
  •
  Options for 815,592 Shares were available for issuance under the 1999 LTIP.

        The objectives of the Proposed Plan are to (i) attract and retain employees, Directors, consultants, advisors and other persons who perform services for the Company by providing compensation opportunities that are competitive with other companies; (ii) provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company and its affiliates; and (iii) align the long-term financial interests of employees and other individuals who are eligible to participate in the Proposed Plan with those of stockholders. The Board adopted the Proposed Plan in April 2002, subject to the stockholder approval solicited by this Proxy Statement. The Proposed Plan, if approved, will replace the Company's 1999 LTIP.

Description of Proposed Plan

        General.    The Proposed Plan will be administered by the Compensation and Option Committee of the Board or such other committee (the "Committee") consisting of two or more members as may be appointed by the Board to administer the Proposed Plan. If any member of the Committee does not qualify as (i) a "Non-Employee Director" within the meaning of Rule 16b-3 of the Exchange Act and (ii) an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), a subcommittee of the Committee shall be appointed to grant Awards to Named Executive Officers and to officers who are subject to Section 16 of the Exchange Act, and each member of such subcommittee shall satisfy the requirements of (i) and (ii) above. References to the Committee in this summary shall include and, as appropriate, apply to any such subcommittee. Subject to the requirement that stockholder approval be obtained for certain amendments, the Proposed Plan may be amended by the Committee in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any awards previously granted under the Proposed Plan, unless the participants affected provide their written consent.

        Under the Proposed Plan, participants may be granted stock, stock options, stock appreciation rights ("SARs"), restricted stock, and performance units/Shares. The number of Shares that may be awarded under the Proposed Plan is thirteen million two hundred fifty thousand (13,250,000). Not more than one million (1,000,000) of the Shares reserved under the Proposed Plan may be granted in the form of awards that are other than options or SARs and one million (1,000,000) of the Shares reserved under the Proposed Plan will be granted solely as purchased options under the Proposed Plan. In addition, except to the extent the Committee determines that an award shall not comply with the performance-based compensation provisions of Section 162(m), the maximum number of options and SARs that, in the aggregate, may be granted pursuant to awards in any one fiscal year to any one participant shall be five million (5,000,000), the maximum number of Shares of restricted stock that may be granted pursuant to awards in any one fiscal year to any one participant shall be five hundred thousand (500,000) Shares, and the maximum grant of performance shares and units (valued as of the grant date) that may be granted in any one fiscal year to any one participant shall equal the value of two million (2,000,000) Shares.

        If Shares subject to awards granted under the 1995 Long-Term Incentive Plan or the 1999 LTIP are not issued or delivered, or are canceled or forfeited, that number of Shares shall be added to the number of Shares available for grant under the Proposed Plan. Shares awarded or subject to purchase under the Proposed Plan that are not delivered or purchased, or are reacquired by the Company as a result of forfeiture or termination, expiration or cancellation of an award, will be again available for issuance under the Proposed Plan.

        The Committee will determine the individuals to whom awards will be granted, the number of Shares subject to an award, and the other terms and conditions of an award. The Committee may provide in the agreements relating to awards under the Proposed Plan for automatic accelerated vesting and other rights upon the occurrence of a change in control or upon the occurrence of other events as may be specified in such agreements.

        Stock Options.    The number of Shares subject to a stock option, the exercise price of a stock option (which shall be at least the fair market value of a Share on the date of grant) and the period of exercise (including upon termination of employment) will be determined by the Committee and set forth in an option agreement; provided that no option will be exercisable more than eight years after the date of grant.

        Options granted under the Proposed Plan shall be exercisable at such times and be subject to restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of or provision of services by a participant. The Committee shall determine and set forth in the option agreement the extent to which options are exercisable after termination of employment. The Committee may provide for deferral of option gains related to an exercise. The option price upon exercise shall be paid to the Company in full, whether (a) in cash, (b) cash equivalent approved by the Committee, (c) by tendering previously acquired Shares having an aggregate fair market value at the time of exercise equal to the total option price, or (d) by a combination of (a), (b) and (c). The Committee may also allow cashless exercises as permitted under the Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Proposed Plan's purpose and applicable law.

        SARS.    SARs granted under the Proposed Plan would entitle the grantee to receive an amount payable in Shares and/or cash, as determined by the Committee, equal to the excess of the fair market value of a Share on the day the SAR is exercised over the specified purchase price. SARs may be granted in tandem with a related stock option or independently. If a SAR is granted in tandem with a stock option, the grantee may exercise the stock option or the SAR, but not both. The Committee shall determine and set forth in the award agreement the extent to which SARs are exercisable after termination of employment.

        Restricted Stock.    Restricted stock awards may be made either alone, in addition to or in tandem with other types of awards permitted under the Proposed Plan and may be current grants of restricted stock or deferred grants. The terms of restricted stock awards, including the restriction period, performance targets applicable to the award and the extent to which the grantee will have the right to receive unvested restricted stock following termination of employment or other events, will be determined by the Committee and be set forth in the agreement relating to such award. Unless otherwise set forth in an agreement relating to a restricted stock award, the grantee of restricted stock shall have all of the rights of a stockholder of the Company, including the right to vote the Shares and the right to receive dividends, provided however that the Committee may require that any dividends on such Shares of restricted stock be automatically deferred and reinvested in additional restricted stock or may require that dividends on such Shares be paid to the Company for the account of the grantee.

        Performance Shares and Units.    Performance Shares and units are awards granted in terms of a stated potential maximum number of Shares or units, with the actual number and value earned to be determined by reference to the satisfaction of performance targets established by the Committee. Such awards may be granted subject to any restrictions deemed appropriate by the Committee. Except as otherwise provided in an agreement relating to performance Shares or units, a grantee shall be entitled to receive any dividends declared with respect to Shares earned that have not yet been distributed to the grantee and shall be entitled to exercise full voting rights with respect to such Shares.

        Performance Measures.    For awards under the Proposed Plan that are intended to qualify under the performance-based compensation provisions of Section 162(m) of the Code, the performance measure(s) to be used for purposes of such awards shall be chosen from among the following: net income, earnings per share, consolidated pre-tax income, operating income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), gross operating margins, revenues, revenue growth, market value added, economic value added, return on equity, return on investment, return on assets, return on net assets, return on invested capital, total stockholder return, profit, economic profit, capitalized economic profit, after-tax profit, pre-tax profit, cash flow measures, cash flow return, sales, sales volume, inventory turnover ratio, stock price, and/or unit cost. The Committee can establish other performance measures for awards granted to participants that are not Named Executive Officers as defined in the Exchange Act.

        Director Awards.    On June 30, 2002 and on each date thereafter that the Company makes its regular, annual grant of Options to employees, each non-employee Director will be granted a stock option to purchase 4,500 Shares (prorated as provided in the Proposed Plan for Directors first elected to serve as a Director after such date), at an exercise price equal to 100% of the fair market value of a Share on the date the option is granted. Each option granted to such Directors shall be fully exercisable on and after the date of grant and expire eight years after the date of grant.

        On the last day of March, June, September, and December of each calendar year, each non-employee Director will be awarded, on a current or deferred basis, a number of Shares equal to one-quarter of $50,000 divided by the fair market value of a Share on the immediately preceding December 31; provided that the number of Shares issued in payment of such annual fee may be reduced, to the extent such Director makes an advance election to receive cash (of no more than $25,000) in lieu of Shares.

Federal Income Tax Consequences

        The following is a brief summary of the U.S. federal income tax consequences of awards made under the Proposed Plan.

        Stock Options. A participant will not recognize any income upon the grant or purchase of a stock option. A participant will recognize income taxable as ordinary income (and subject to income tax withholding for Company employees) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the Shares purchased over the sum of the exercise price and the amount, if any, paid for the option on an after-tax basis, and the Company will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option provided that the incentive stock option is exercised either while the participant is an employee of the Company or within 3 months (one year if the participant is disabled within the meaning of Section 22(c)(3) of the Code) following the participant's termination of employment. If Shares acquired by such exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such Shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such Shares are disposed of within the above-described period, then in the year of such disposition the participant will recognize income taxable as ordinary income equal to the excess of (i) the lesser of the amount realized upon such disposition and the fair market value of such Shares on the date of exercise over (ii) the exercise price, and the Company will be entitled to a corresponding deduction.

        SARs. A participant will not recognize any income upon the grant of a SAR. A participant will recognize income taxable as ordinary income (and, with respect to participants who are employees of Starwood, subject to income tax withholding) upon exercise of a SAR equal to the fair market value of any Shares delivered and the amount of cash paid by the Company upon such exercise, and the Company will be entitled to a corresponding deduction.

        Restricted Stock Awards. A participant will not recognize taxable income at the time of the grant of a restricted stock award, and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at the time such restricted stock award is granted. If such election is not made, the participant will recognize taxable income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the Shares at such time over the amount, if any, paid for such Shares. The amount of ordinary income recognized by a participant by making the above-described election or upon the lapse of the restrictions is deductible by the Company, as compensation expense, except to the extent the limit of Section 162(m) applies. In addition, a participant receiving dividends with respect to Shares subject to a restricted stock award for which the above-described election has not been made and prior to the time the restrictions lapse will recognize taxable compensation (subject to income tax withholding for Company employees), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) applies.

        Performance Awards. A participant will not recognize taxable income upon the grant of a performance award, and the Company will not be entitled to a tax deduction at such time. Upon the settlement of a performance award, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for Company employees) in an amount equal to the cash paid and the fair market value of the Shares delivered to the participant, and the Company will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) applies.

        Compliance with Section 162(m).    Section 162(m) of the Code denies an income tax deduction by an employer for certain compensation in excess of $1 million per year paid by a publicly traded corporation to the Chief Executive Officer or any of the four most highly compensated executive officers other than the Chief Executive Officer. Compensation realized with respect to stock options awarded under the Proposed Plan, including upon exercise of a non-qualified stock option or upon a disqualifying disposition of an incentive stock option, as described above, will be excluded from this deductibility limit if it satisfies certain requirements, including a requirement that the Proposed Plan be approved by the company's current stockholders. In addition, other types of awards under the Proposed Plan may be excluded from this deduction limit if they are conditioned on the achievement of one or more of the performance measures described above, as required by Section 162(m). To satisfy the requirements that apply to "performance-based" compensation, those performance measures must be approved by our current stockholders, and approval of the Plan will also constitute approval of those measures.

Proposed Plan Awards

        No awards have been granted yet under the Proposed Plan. The Committee will make future awards at its discretion. We cannot determine the number of options and other awards that may be awarded in the future.

        The Board unanimously recommends a vote FOR approval of the Proposed Plan.

PROPOSED EMPLOYEE STOCK PURCHASE PLAN

General

        In April 2002 the Board adopted, subject to stockholder approval, the Employee Stock Purchase Plan (the "ESPP") and reserved ten million (10,000,000) Shares for issuance pursuant to the ESPP, subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalizations, or other changes in the outstanding Shares.

        The following description of the material features of the ESPP is a summary and is qualified in its entirety by reference to the ESPP, a copy of which is attached to this Proxy Statement as Annex C. Any capitalized terms used in this summary description that are not defined herein have the meanings assigned to them in the ESPP.

Purpose

        The purpose of the ESPP is to provide a means by which eligible employees of the Company may be given an opportunity to purchase Shares through payroll deductions. In addition, the Board believes the ESPP provides a means to attract and retain employees and provide incentives for employees to exert maximum efforts for the success of the Company. The rights granted under the ESPP to purchase Shares are intended to qualify as options issued under an "employee stock purchase plan," as that term is defined in Section 423(b) of the Code.

Administration

        The Board may delegate the administration of the ESPP to an administrator, which may be an individual or a committee. The Board has the full power and authority to take any action that may be taken by the administrator under the ESPP. As used below in this discussion of the ESPP, the term "Board of Directors" includes the administrator acting under such delegated authority.

Offerings

        The Board of Directors may grant rights from time to time to eligible employees of the Company to purchase Shares pursuant to an Offering. Unless changed by the administrator, each Offering or purchase period will have a duration of approximately three months beginning with the first business day on or after each March 1, June 1, September 1 and December 1 and ending on the last business day in the period ending three months thereafter. No Shares have yet been purchased under the ESPP and no Shares will be issued under the ESPP unless and until the stockholders approve it at the Annual Meeting. If approved by the stockholders, the Company anticipates that the internal administrative steps necessary to implement the ESPP will be completed by, and that the first Purchase Period (as described below) will begin during 2002.

Eligibility

        Generally, any employee who is customarily employed by the Company or a participating subsidiary at least five months per calendar year is eligible to participate in the ESPP. An employee is not eligible for the grant of any rights under the ESPP if, immediately after such grant, the employee would own stock constituting 5% or more of the total combined voting power or value of all classes of stock of the Company or of any affiliate of the Company. In addition, an employee will not be granted rights to buy more than $25,000 worth of Shares (determined at the fair market value of the Shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

Participation; Payroll Deductions

        An eligible employee becomes a participant in the ESPP by delivering a Purchase Agreement to the Company before the beginning of a Purchase Period. The Purchase Agreement contains an authorization from the employee to the Company to make payroll deductions up to 20% of such employee's compensation during that Offering. The payroll deductions made for each employee are credited to a book account for such employee under the ESPP and deposited with the general funds of the Company. The accumulated payroll deductions are applied to the purchase of Shares on the last business day of each Purchase Period.

Purchase Price

        The Purchase Price per share for Shares sold in an Offering under the ESPP cannot be less than 85% of the Fair Market Value of a Share on the date of commencement of the Offering or 85% of the Fair Market Value of a Share on the date of purchase, whichever is lower.

Withdrawal; Termination of Employment

        A participant may withdraw from a given Offering by delivering to the Company a notice of withdrawal at any time before the end of the applicable Purchase Period. Upon a withdrawal from an Offering, the Company will distribute all of a participant's accumulated payroll deductions under the Offering, to the extent they have not been used to acquire Shares for the participant, without interest, and the participant's right to acquire Shares under that Offering will be automatically terminated. After withdrawing from an Offering, an employee will be eligible to participate in subsequent Offerings under the ESPP, but may be subject to a waiting period of one or more purchase periods as determined by the Board of Directors.

        Rights granted pursuant to any Offering under the ESPP terminate immediately when an employee's employment ceases for any reason. Upon termination of an employee's employment, the Company will distribute to the employee all of the employee's accumulated payroll deductions, to the extent they have not been used to acquire Shares for such employee, without interest.

Duration, Amendment and Termination

        The Board of Directors may suspend, terminate or amend the ESPP at any time. Any amendment of the ESPP must be approved by the stockholders of the Company within 12 months of the adoption of such amendment by the Board of Directors, if the amendment would increase the aggregate number of securities issued or materially increase benefits accruing to participants, or if stockholder approval is required in order for the ESPP to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 under the Exchange Act or any stock exchange or market listing requirements.

Effect of Certain Corporation Events

        Subject to any required action by the stockholders, if the Company is the surviving or resulting corporation in any merger or consolidation, or if the Company is merged for the purpose of changing the jurisdiction of its incorporation, any Offering under the ESPP will pertain to and apply to the shares of stock of the Company or the survivor. However, in the event of a dissolution or liquidation of the Company, or of a merger or consolidation in which the Company is not the surviving or resulting corporation, the ESPP and any Offering under the ESPP shall terminate upon the effective date of such dissolution, liquidation, merger, or consolidation, and the balance then standing to the credit of each participant in his stock purchase account will be returned to him.

Federal Income Tax Information

        The following summary is intended only as a general guide to the United States federal income tax consequences under current law of participation in the ESPP and does not attempt to describe all possible federal or any foreign, state, local or other tax consequences of such participation or tax consequences based on particular circumstances.

        Rights granted under the ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which are qualified under the provisions of Section 423 of the Code.

        A participant will be taxed on amounts withheld for the purchase of Shares as if such amounts were actually received. Currently, no other income with respect to the Shares purchased will be taxable to a participant until disposition of the Shares acquired, and the method of taxation will depend on the holding period of the purchased Shares.

        If the Shares purchased in an Offering are sold or otherwise disposed of more than two years after the beginning of the Offering and more than one year after the stock was purchased by the participant, then (i) the excess of the fair market value of the Shares at the time of such disposition over the purchase price or (ii) the excess of the Fair Market Value of the Shares as of the beginning of the Offering over the Purchase Price (determined as of the beginning of the Offering), whichever is less, will be treated as ordinary income. Any further gain or any loss will be taxed as long-term capital gain or loss.

        If the Shares are sold or disposed of before the expiration of either of the holding periods described above, then the excess of the Fair Market Value of the Shares on the purchase date over the Purchase Price will be treated as ordinary income at the time of such disposition, and the Company may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as a capital gain. Even if the Shares are later disposed of for less than their Fair Market Value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the Fair Market Value of the Shares on such purchase date. Any capital gain or loss will be short-term or long-term depending on how long the Shares were held.

        There are no federal income tax consequences to the Company by reason of the grant or the exercise of rights (i.e., purchase of stock) under the ESPP. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant by reason of a disposition before the expiration of the holding periods described above (subject to the requirement of reasonableness and a tax reporting obligation).

        The Employee Stock Purchase Plan has been adopted by the Board of Directors, subject to approval by the Company's stockholders. Such approval is required for the Employee Stock Purchase Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code.

        The Board unanimously recommends a vote FOR the Employee Stock Purchase Plan.

STOCKHOLDER PROPOSAL: DISCONTINUANCE OF THE CLASSIFIED BOARD

        Mrs. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215, Washington D.C., 20037, owning of record 200 Shares, has given notice that she intends to present at the Annual Meeting the following resolution:

        "RESOLVED: That the stockholders of Starwood recommend that the Board of Directors take the necessary steps to reinstate the election of directors ANNUALLY, instead of the stagger system which was recently adopted."

        "REASONS: Until recently, directors of Starwood were elected annually by all shareholders."

        "The great majority of New York Stock Exchange listed corporations elect all of their directors each year."

        "This insures that ALL directors will be more accountable to ALL shareholders each year and to a certain extent prevents the self-perpetuation of the Board."

        "Last year the owners of 122,113,623 shares, representing approximately 78.5% of shares voting, voted FOR this proposal."

        "If you AGREE, please mark your proxy FOR this resolution."

        The Board unanimously recommends a vote AGAINST approval of this proposal.

        After careful consideration, and for the reasons set forth below, the Board believes that board classification continues to serve the best interests of the Company and the stockholders.

        The Company's Board is divided into three classes with directors elected to staggered terms. This classified structure has been in place since January 1995 and has been and continues to be an integral part of the Company's overall governance structure. This Board structure has been disclosed (i) to investors who have purchased or considered purchasing Starwood's equity in private placements and public offerings, (ii) in Starwood's annual proxy statements, and (iii) to the stockholders of ITT Corporation and Westin Hotels & Resorts when they voted to approve Starwood's acquisitions of their companies. In addition, when the restructuring of the Company (the "Restructuring") was approved in January 1999, holders of more than 74% of the Company's voting securities voted to approve the Restructuring, including an amendment and restatement of the Company's Articles of Incorporation. Those Articles of Incorporation, which were described in detail and included in full in the proxy statement relating to the Restructuring, retained the Board's classified structure.

        Classified boards of directors are common among large public corporations. In fact, the majority of corporations included in the S&P 500, which Starwood joined in 2000, currently have classified boards of directors. Most of Starwood's competitors, including Marriott International, Inc. and Hilton Hotels Corporation, also have classified boards.

        The election of directors by classes enhances the likelihood of continuity and stability of the Board and its policies thereby facilitating the mid-and long-range planning of our business. Generally, with a classified board, a majority of the Board will have experience serving as directors of the Company. The ability to build on this experience better positions the Board to make fundamental decisions that are best for the Company and its stockholders. In addition, the annual election of one-third of the Board helps to prevent abrupt changes in corporate policies that might result if the entire Board were elected annually.

        When directors are elected by classes, a change in the composition of a majority of the Board normally requires at least two annual stockholder meetings, instead of one. Having a majority of the Board remain constant over this period encourages any person seeking to acquire control of Starwood to initiate that action through arm's length negotiations with management and the Board. A Board whose majority is made up of members with a historical perspective of the Company is in a better position to negotiate a transaction that is fair to all stockholders. Our classified Board reduces Starwood's vulnerability to certain potentially abusive takeover tactics. The Board structure does not preclude unsolicited acquisition proposals and, by eliminating the threat of imminent removal, the incumbent Board is positioned to act to maximize the value to you of a potential acquisition.

        The Board believes that the concerns raised by Mrs. Davis regarding director accountability to stockholders can be effectively addressed without destroying the benefits of staggered elections. As part of their fiduciary duties mandated by Maryland law, Directors are fully accountable to stockholders regardless of whether one-third or the entire Board is elected annually. As described elsewhere in this Proxy Statement, the Board has adopted a number of policies to assure that a substantial majority of the Board is and remains comprised of "independent" directors and that the Company's oversight committees, including Audit, Nominating, Compensation and Governance, are comprised only of independent directors. The Board believes that this combination of accountability and independence is far more effective in achieving Mrs. Davis's objectives than eliminating staggered terms.

        In short, the Board continues to believe that the classified system is advantageous to Starwood and to you and recommends a vote AGAINST this proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following tables show the number of Shares "beneficially owned" by each of the Directors, the executive officers and all Directors and executive officers of the Company as a group, at February 28, 2002, and all persons known to the Company to be the beneficial owners of more than 5% of the outstanding Shares on December 31, 2001. "Beneficial ownership" includes Shares a stockholder has the power to vote or the power to transfer, and also includes stock options and other derivative securities that were exercisable at that date, or as of that date will become exercisable within 60 days thereafter. In the case of holdings of Directors and executive officers, percentages are based upon the number of Shares outstanding at February 28, 2002, plus, where applicable, the number of Shares that the indicated person had a right to acquire within 60 days of such date. The information in the tables is based upon information provided by each Director and executive officer and, in the case of the beneficial owners of more than 5% of the outstanding Shares, the information is based upon Schedules 13G filed with the SEC.

Certain Beneficial Owners

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
FMR Corp. 82 Devonshire Street Boston, Massachusetts 02109	13,910,641	7.25	%(1)
Legg Mason, Inc 100 Light Street Baltimore, Maryland 21202	12,077,308	6.11	%(2)

(1)
Based on information contained in a Schedule 13G, dated February 14, 2002 (the "Fidelity Schedule 13G"), filed with respect to the Company, 13,910,641 Shares are held by Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. ("FMR"); 320,319 Shares are held by Fidelity Management Trust Company ("Fidelity 2"), a wholly-owned subsidiary of FMR, as a result of Fidelity acting as investment adviser to various investment companies and Fidelity 2 serving as investment manager of certain institutional accounts; and 117,690 Shares are held by Fidelity International Limited and other foreign based subsidiaries of FMR (collectively, "FIL"). According to the Fidelity Schedule 13G, FMR and Edward C. Johnson 3d, Chairman of FMR, each have sole voting power with respect to 286,519 Shares and dispositive power with respect to 13,910,641 Shares and FIL has sole power to vote and sole dispositive power with respect to 117,690 Shares. Based on additional information contained in the Fidelity Schedule 13G, the Company believes that various persons have the right to receive or the power to direct the receipt of dividends from, or proceeds from the sale of, the Shares held by FMR, and that no one person's interest in such Shares is more than five percent of the total outstanding Shares as of February 14, 2002. Also, pursuant to the Fidelity Schedule 13G, through ownership of voting common stock and the execution of a certain stockholder's voting agreement, members of the Edward C. Johnson 3d family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR.

(2)
Based on information contained in a Schedule 13G, dated February 8, 2002 (the "Legg Mason Schedule 13G") filed with respect to the Company, Bartlett & Co., Legg Mason Funds Management, Inc., Legg Mason Capital Management, Inc., Brandywine Asset Management, LLC, Gray, Seifert & Co., Inc., Perigee Investment Counsel, Inc. and Legg Mason Wood Walker, Inc., investment advisory subsidiaries of Legg Mason, Inc., hold 12,077,308 Shares. According to the Legg Mason Schedule 13G, each such subsidiary has shared voting power and shared dispositive power with respect to Shares it holds.

Directors and Executive Officers of the Company

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Charlene Barshefsky	0		(3)
Ronald C. Brown	436,286	(2)	(3)
Jean-Marc Chapus	51,400	(2)	(3)
Robert F. Cotter	628,361	(2)(4)	(3)
Bruce W. Duncan	88,499	(2)(5)	(3)
Steven R. Goldman	558,439	(2)(6)	(3)
Eric Hippeau	14,449	(2)	(3)
George J. Mitchell	20,910	(2)	(3)
Stephen R. Quazzo	53,506	(2)(7)	(3)
Thomas O. Ryder	4,500	(2)	(3)
Kenneth S. Siegel	46,853	(2)	(3)
Barry S. Sternlicht	8,393,525	(2)(8)	3.77%
Raymond S. Troubh	29,035	(2)	(3)
Daniel W. Yih	48,650	(2)(9)	(3)
Kneeland C. Youngblood	5,032	(2)	(3)
All Directors, Trustees and current executive officers as a group (16 persons)	10,438,793	(10)	4.70%

(1)
Based on the number of Shares outstanding on February 28, 2002 and Shares issuable upon exercise of options exercisable within 60 days from February 28, 2002 or on exchange of class A exchangeable preferred shares of the Trust ("Class A EPS"), class B exchangeable preferred shares of the Trust ("Class B EPS"), limited partnership units ("Partnership Units") of SLC Operating Limited Partnership ("Operating Partnership") or SLT Realty Limited Partnership ("Realty Partnership") for Shares.

(2)
Includes Shares subject to presently exercisable options and options and restricted Shares that will become exercisable or vest within 60 days of February 28, 2002, as follows: 416,923 for Mr. Brown; 555,232 for Mr. Cotter; 493,275 for Mr. Goldman; 41,476 for Mr. Siegel; 40,500 for Messrs. Chapus, Duncan, Quazzo, and Yih; 14,449 for Mr. Hippeau; 20,910 for Senator Mitchell; 6,856,061 for Mr. Sternlicht; 19,035 for Mr. Troubh; and 4,500 for Messrs. Ryder and Youngblood.

(3)
Less than 1%.

(4)
Includes 10,000 Shares held by The Robert F. Cotter Revocable Trust of which Mr. Cotter is a Trustee and beneficiary.

(5)
Includes 47,999 Shares held by The Bruce W. Duncan Revocable Trust of which Mr. Duncan is a Trustee and beneficiary.

(6)
Includes Shares subject to presently exercisable options as described in footnote (2) above, Class A EPS and Class B EPS that are exchangeable for an aggregate of 356 Shares and Partnership Units that are exchangeable for an aggregate of 11,985 Shares.

(7)
Includes Shares subject to presently exercisable options as described in footnote (2) above. Also includes 12,609 Shares held by a trust of which Mr. Quazzo is settlor and over which he shares investment control, and 397 Shares owned by a trust of which Mr. Quazzo's wife is settlor and over which she exercises some investment control.

(8)
Mr. Sternlicht may be deemed to beneficially own, directly or indirectly through entities controlled by him, 200,226 Shares and may be deemed to have either sole or shared power to vote and dispose of such Shares. Mr. Sternlicht holds, directly or through trusts created by him for the benefit of members of his family, Class A EPS and Class B EPS that are exchangeable for an aggregate of 437,975 Shares, and Partnership Units that are exchangeable for an aggregate of 864,264 Shares. Mr. Sternlicht has disclaimed beneficial ownership of all such Shares, Class A EPS, Class B EPS and Partnership Units except to the extent of his actual pecuniary interest therein.

(9)
Includes 5,761 Shares held in an IRA account for the benefit of Mr. Yih.

(10)
Total includes amounts held by another executive officer of the Company who is not a Named Executive Officer, as defined in the Exchange Act.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

        The Summary Compensation Table below shows the compensation for Starwood's past three fiscal years for the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company who were serving as executive officers on December 31, 2001.

Summary Compensation Table

					Long-Term Compensation
		Annual Compensation
Name and Principal Position					Restricted Stock Award(s)($)(1)		Securities Underlying Options(#)(2)		All Other Compensation ($)
	Year	Salary ($)	Bonus ($)
Barry S. Sternlicht Chairman and Chief Executive Officer	2001 2000 1999	1,000,008 1,000,008 1,000,008	2,209,750 3,437,500 1,237,500	(3)	3,185,128 1,080,624 549,999	(4) (5) (6)	600,000 1,500,000 1,500,000	(7)	121,937 189,851 148,908	(8) (8) (8)
Robert F. Cotter (13) Chief Operating Officer	2001 2000	637,500 587,564	258,000 675,000	(3)	2,012,086 244,237	(4) (5)	355,466 591,400	(7)	535,230 275,344	(9) (9)
Ronald C. Brown Executive Vice President and Chief Financial Officer	2001 2000 1999	495,890 437,748 399,998	316,300 506,925 608,175		554,709 154,606 99,975	(4) (5) (6)	78,006 120,000 90,000		-0- 36,499 131,091	(10) (10)
Kenneth S. Siegel (13) Executive Vice President, General Counsel and Secretary	2001 2000	380,859 51,202	139,979 112,500	(3)	415,490 49,879	(4) (5)	71,890 87,500	(7)	3,339 -0-	(11)
Steven R. Goldman Executive Vice President, Acquisitions and Development	2001 2000 1999	370,679 354,279 339,769	239,681 447,750 316,500	(3)	474,218 124,679 99,975	(4) (5) (6)	86,112 110,000 90,000	(7)	29,920 57,236 57,236	(12) (12) (12)

(1)
Value is calculated by multiplying the number of Shares by the closing market price of a Share on the date of grant. Dividends are paid to the holders of such restricted stock awards.

(2)
For details regarding options granted in 2001, see "Option/ SAR Grants in Last Fiscal Year" below.

(3)
Excludes amounts deferred and utilized to purchase options. In December 2001, for incentive and retention purposes, a select group of senior executives were provided the opportunity to purchase stock options using a portion of their 2001 bonus that was paid in March 2002. Under the Purchased Option Program, executives could make an irrevocable election to forego a portion of their cash bonus, equal to $2.87 per option (10% of the $28.70 exercise price) and apply such amounts to the purchase of such options. The options vest in full one year from the date of grant and the executive is at risk for the purchase price if the executive leaves the Company prior to vesting of the option or if the Share price declines. Upon exercise, the executive must pay the remaining 90% of the exercise price.

(4)
On March 1, 2002, in accordance with the Company's Annual Incentive Plan, 25% of each executive's (other than Messrs. Sternlicht and Cotter) annual bonus was paid in restricted Shares, which number of Shares was grossed up by 33% and which vest equally over a two-year period. With respect to 2001 performance, the following grants were made: Mr. Brown—1,947; Mr. Siegel—1,724; and Mr. Goldman—901. The values of these grants on the date of grant are shown on the above table and are based on the closing price of a Share on the NYSE on such date ($36.00). On March 1, 2002, in accordance with the Company's 1999 Annual Incentive Plan for Certain Executives, 25% of Messrs. Sternlicht's and Cotter's annual bonus was credited to a deferred share account on the Company's books which number was grossed up by 33% and which vest ratably over a period of three years ("Deferred Shares"). With respect to 2001 performance, Mr. Sternlicht was credited with 14,898 Deferred Shares and Mr. Cotter was credited with 3,177 Deferred Shares. The value of these Deferred Shares on the date of grant is shown on the above table and is based on the closing price of a Share on the NYSE on such date ($36.00). On February 7, 2001, in accordance with the 1999 LTIP, the following grants of restricted Shares were made which vest in full three years from date of grant: Mr. Sternlicht—70,000; Mr. Cotter—50,151; Mr. Brown—12,807; Mr. Siegel—9,340 and Mr. Goldman—11,675. The values of these grants on the date of grant are shown on the above table and are based on the closing price of a Share on the NYSE on such date ($37.84). The value of these grants at December 31, 2001 were $2,089,500, $1,497,007, $382,289, $278,799 and $348,499, respectively, based on the closing price of a Share on the NYSE on such date ($29.85). Effective November 23, 2001, the Board of Directors of the

  Company elected to accelerate the vesting of 50% of the restricted Share grants made to employees of the Company, including the grants made to the executives named in the above table.

(5)
On March 1, 2001, in accordance with the Company's Annual Incentive Plan and with respect to 2000 performance, the following grants were made: Mr. Brown—4,386; Mr. Siegel—1,415 and Mr. Goldman—3,537. The values of these grants at December 31, 2001 were $133,922, $42,238 and $105,579, respectively, and are based on the closing price of a Share on the NYSE on such date ($29.85). On March 1, 2001, in accordance with the Company's 1999 Annual Incentive Plan for Certain Executives and with respect to 2000 performance, Messrs. Sternlicht and Cotter received the following amounts of Deferred Shares: Mr. Sternlicht was credited with 30,656 Deferred Shares and Mr. Cotter was credited with 8,489 Deferred Shares. The value of these Deferred Shares at December 31, 2001 were $915,082 and $253,397, respectively, based on the closing price of a Share on the NYSE on such date ($29.85).

(6)
In accordance with the Company's Annual Incentive Plan and with respect to 1999 performance, the following grants were made: Mr. Brown—4,456 and Mr. Goldman—4,456. The values of each of these grants at December 31, 2001, were $133,012, based on the closing price of a Share on the NYSE on such date ($29.85). In accordance with the Company's 1999 Annual Incentive Plan for Certain Executives (which covered only the Chief Executive Officer in 1999, as the position of Chief Operating Officer was vacant at that time), Mr. Sternlicht received 24,512 Deferred Shares. The value of these Deferred Shares at December 31, 2001 was $731,683, based on the closing price of a Share on the NYSE on such date ($29.85).

(7)
Includes options that were purchased by the executives in 2001 under the Purchased Option Program. For details, see "Option/SAR Grants in Last Fiscal Year" below.

(8)
The amounts listed for 2001, 2000 and 1999 represent deemed income arising from Mr. Sternlicht's personal use of an airplane leased by the Company.

(9)
Amounts include (a) a cost of living allowance of $18,303 and $38,138 in 2001 and 2000, respectively, (b) foreign compensation of $308,459 and $233,766 in 2001 and 2000, respectively, paid to Mr. Cotter or on his behalf locally in Brussels, Belgium, (c) gross-up related to his foreign compensation of $44,799 and $3,440 in 2001 and 2000, respectively, (d) a taxable reimbursement of relocation expenses, including a related tax gross-up payment in the amount of $139,091 in 2001 and (e) imputed interest relating to a five-year non-interest bearing loan from the Company relating to the purchase of a home, amounting to $24,578 in 2001.

(10)
Amounts include (a) a taxable reimbursement of relocation expenses, including a related tax gross-up payment, in the amount of $97,962 in 1999 and (b) imputed interest relating to a five-year, non-interest bearing loan from the Company relating to the purchase of a home, amounting to $33,129 in 1999 and $36,499 in 2000.

(11)
Amount is for COBRA reimbursements of $3,339.

(12)
Amounts include (a) a taxable reimbursement of relocation expenses, including a related tax gross-up payment, in the amount of $27,416 in 2000, and (b) imputed interest related to a five-year, non-interest bearing loan from the Company relating to the purchase of a home, amounting to $57,236 in 1999 and $29,820 in 2000 and $29,920 in 2001.

(13)
Messrs. Cotter and Siegel became executive officers of the Company in 2000.

Option Grants

        The following table provides additional information regarding options granted during the last fiscal year to each of the executive officers named in the Summary Compensation Table.

Option/SAR Grants in Last Fiscal Year

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
	Number of Securities Underlying Options/SARs Granted	% of Total Options/SARs Granted to Employees in Fiscal Year
Name			Exercise of Base Price ($/sh.)	Expiration Date
					5% ($)	10% ($)
Barry S. Sternlicht	500,000	6.05	37.84(2)	2/7/2011	11,898,686	30,153,607
	100,000	1.21	28.70(3)	12/24/2011	1,804,928	4,574,041
Robert F. Cotter	305,466	3.69	37.84(2)	2/7/2011	7,269,288	18,421,804
	50,000	0.60	28.70(3)	12/24/2011	902,464	2,287,020
Ronald C. Brown	78,006	0.94	37.84(2)	2/7/2011	1,856,338	4,704,325
Kenneth S. Siegel	56,890	0.69	37.84(2)	2/7/2011	1,353,833	3,430,877
	15,000	0.18	28.70(3)	12/24/2011	270,739	686,106
Steven R. Goldman	71,112	0.86	37.84(2)	2/7/2011	1,692,279	4,288,567
	15,000	0.18	28.70(3)	12/24/2011	270,739	686,106

(1)
The dollar gains under these columns result from calculations assuming 5% and 10% growth rates as prescribed by the SEC and are not intended to forecast future price appreciation of the Shares. The gains reflect a future value, based upon the closing price of a Share on the applicable grant date, and assume annual growth at these prescribed rates. Options have value to recipients, including the named executive officers, only if the price of Shares advances beyond the grant date price shown in the table during the option term.

(2)
The exercise price of each of the options is equal to the fair market value of a Share on the applicable grant date and vests in four equal annual installments commencing on the first anniversary of the grant date.

(3)
In December 2001, for incentive and retention purposes, a select group of senior executives were provided the opportunity to purchase stock options using a portion of their 2001 bonus that was paid in March 2002. Under the Purchased Option Program, executives could make an irrevocable election to forego a portion of their cash bonus, equal to $2.87 per option (10% of the $28.70 exercise price) and apply such amounts to the purchase of such options. The options vest in full one year from the date of grant and the executive is at risk for the purchase price if the executive leaves the Company prior to vesting of the option or if the Share price declines. Upon exercise, the executive must pay the remaining 90% of the exercise price.

Option Exercises and Holdings

        The following table shows the number and value of stock options (exercised and unexercised) during the last fiscal year held by each of the executive officers named in the Summary Compensation Table.

Aggregated Option/SAR Exercises in 2001
and December 31, 2001 Option/SAR Values

			Number of Shares Underlying Unexercised Options/SARs at Fiscal Year-End (#)				Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End ($) (1)
Name	Shares Acquired on Exercise (#)	Value Realized ($) (1)
			Exercisable		Unexercisable		Exercisable	Unexercisable
Barry S. Sternlicht	—	—	6,329,500	(2)	1,850,000	(2)	32,406,036	9,020,750
Robert F. Cotter	199,653	1,959,510	293,593		861,516		353,577	2,761,481
Ronald C. Brown	—	—	340,500		213,006		1,097,423	839,700
Kenneth S. Siegel	—	—	21,875		137,515		63,602	213,605
Steven R. Goldman	—	—	421,500		213,612		2,146,045	815,850

(1)
Value is calculated by subtracting the exercise price from the fair market value of the Share underlying the option on the exercise date (in the case of options exercised) or at December 31, 2001 (in the case of unexercised "in-the-money" options) and multiplying the result by the number of Shares for which the option was exercised or is in-the-money, as the case may be. Fair market value at December 31, 2001 was calculated based upon the average of the high and low sales prices of a Share as reported by the NYSE for that date ($30.22). There is no assurance that if and when any such in-the-money option is exercised, the option will have this value.

(2)
Excludes 500,000 options granted to Mr. Sternlicht in 1998. Subsequent to the grant of these options to Mr. Sternlicht in February 1998, he transferred the right to purchase a total of 500,000 Shares underlying such options to third parties.

Employment and Compensation Agreements with Executive Officers

        Barry S. Sternlicht and the Company entered into an employment agreement, dated as of January 1, 2000, pursuant to which Mr. Sternlicht has agreed to continue to serve as the Chairman and Chief Executive Officer of the Company until at least December 31, 2002. Mr. Sternlicht receives a minimum annual base salary of $1,000,000. Mr. Sternlicht also is entitled to receive an annual bonus of not less than $1,325,000 if certain performance measurements are attained during the term of his employment agreement. In addition, Starwood has agreed to purchase for Mr. Sternlicht a $10,000,000 life insurance policy. In March 2000, Starwood granted to Mr. Sternlicht an option to purchase 1,500,000 Shares, exercisable at $21.8125 per Share. This option vests in three equal installments, subject generally to Mr. Sternlicht's continued employment by Starwood. The option became exercisable with respect to the first installment of 500,000 Shares on December 31, 2000; the option became exercisable with respect to the second installment of Shares on December 31, 2001; and the option becomes exercisable with respect to the third installment of Shares on the later of December 31, 2002 and the first date following January 1, 2000 upon which the Shares trade on the NYSE at a price per Share of $30.06 or more; provided, however, that any portion of the option not exercisable on December 31, 2004 will become exercisable on such date. Mr. Sternlicht's employment is terminable by Starwood with or without cause. In the event Mr. Sternlicht's employment is terminated by Starwood other than for "cause" or by Mr. Sternlicht for "good reason," Starwood will pay to Mr. Sternlicht as a severance benefit an amount equal to two times the sum of his annual base salary then in effect plus the highest amount paid to him as a bonus during the preceding three years. In addition, all then unvested awards made to Mr. Sternlicht will vest in full, subject to certain exceptions, and the Company will also continue to provide medical benefits coverage during the one year period after the date of termination. Under the terms of the agreement, the Company acknowledged that Mr. Sternlicht is involved in other business endeavors, including Starwood Capital as well as serving on outside boards and managing personal investments and, as a consequence, performs multiple executive roles. Subject to Mr. Sternlicht's duties and obligations to the Company and subject to certain non-competition agreements between the Company and Mr. Sternlicht and between the Company and Starwood Capital, the Company consented to the continuation of Mr. Sternlicht's additional business endeavors and multiple executive roles.

        As of June 27, 2000, Robert F. Cotter and the Company entered into an employment agreement, commencing on February 15, 2000, in connection with his becoming the Company's Chief Operating Officer and his relocation to the White Plains, New York office from Brussels, Belgium. Mr. Cotter's annual salary was $600,000 for 2000 and, effective January 1, 2001, $650,000, with a bonus to be determined in accordance with the Company's bonus plan. For 2001, Mr. Cotter was guaranteed to receive an option to purchase 454,000 Shares with an exercise price per Share equal to the fair market value of a Share on the date of grant. In addition, the Company agreed to pay the reasonable, out-of-pocket costs of Mr. Cotter's relocation. The Company has also made a non-interest bearing home loan to Mr. Cotter in the amount of $600,000, secured by a second mortgage on Mr. Cotter's home, which is due in five years or upon Mr. Cotter's termination of employment. Mr. Cotter's employment is terminable by the Company with or without cause upon thirty days' notice. In the event his employment is terminated by the Company without cause, Mr. Cotter will be entitled to severance benefits of one year's base salary and the Company will reimburse Mr. Cotter for COBRA expenses.

        As of May 24, 1999, Ronald C. Brown and the Company entered into a new employment agreement in connection with his employment as the Company's Executive Vice President and Chief Financial Officer and his relocation to the White Plains, New York office. Mr. Brown's initial annual salary was $425,000, with a bonus to be determined in accordance with the Company's bonus plan. In addition, the Company agreed to pay the reasonable, out-of-pocket costs of Mr. Brown's relocation. Mr. Brown's employment is terminable by the Company with or without cause. In the event his employment is terminated by the Company without cause, Mr. Brown will be entitled to severance benefits of one year's base salary and the Company will continue to provide medical benefits coverage during the one year period after the date of termination. In April 1999, the Company made an interest-bearing loan to Mr. Brown in the amount of approximately $218,000 in respect of taxes payable by Mr. Brown as a result of the vesting of the restricted stock award originally granted to Mr. Brown in August 1996. The taxes payable were based on a fair value of $53.00 per Share. The Company also made a non-interest bearing home loan to Mr. Brown in the amount of $600,000 secured by a second mortgage on Mr. Brown's home. This loan has been repaid by Mr. Brown.

        As of September 25, 2000, Kenneth S. Siegel and the Company entered into an employment agreement in connection with his employment as the Company's Executive Vice President and General Counsel. Mr. Siegel's initial annual salary was $375,000, with a bonus to be determined in accordance with the Company's bonus plan. Mr. Siegel was granted 87,500 options under the 1999 LTIP in connection with his accepting employment with the Company and was guaranteed a minimum option grant for 2001. Mr. Siegel's employment is terminable by the Company with or without cause. In the event his employment is terminated by the Company without cause, Mr. Siegel will be entitled to severance benefits of one year's base salary and the Company will continue to provide medical benefits coverage during the one year period after the date of termination.

        As of March 25, 1998, Steven R. Goldman and the Trust entered into an employment agreement in connection with his becoming the Trust's Executive Vice President, Acquisitions and Development. In connection with the Restructuring, Mr. Goldman's employment agreement was assumed by, and he was elected to the same position with, the Company. Mr. Goldman's annual salary at the time of the agreement was $325,000, with a bonus to be determined in accordance with the Company's bonus plan. In addition, Mr. Goldman received a retention bonus in an amount equal to his then current base salary conditioned upon his staying with the Company at least one year after the ITT merger. In April 1999, the Company made an interest-bearing loan to Mr. Goldman in the amount of approximately $381,000 in respect of taxes payable by Mr. Goldman as a result of the vesting of the restricted stock award granted to Mr. Goldman in August 1996. The taxes payable were based on a fair market value of $53.00 per Share. Mr. Goldman's employment is terminable by the Company or Mr. Goldman with or without cause. In the event his employment is terminated by Starwood without cause or by Mr. Goldman due to breach by Starwood, Mr. Goldman will be entitled to severance benefits of one year's base salary and the accelerated vesting of all outstanding options. In addition, the Company will continue to provide medical benefits coverage to Mr. Goldman during the one year period following such termination. The Company also has made a five-year, non-interest-bearing home loan to Mr. Goldman in the amount of $525,000 secured by a second mortgage on Mr. Goldman's home.

        In December 1999, the Company entered into severance agreements with each of Messrs. Sternlicht, Brown and Goldman. Robert F. Cotter and Kenneth S. Siegel entered into severance agreements with the Company in August 2000 and September 2000, respectively. The severance agreements provide for a term of three years, in each case with provision for automatic one-year extensions until either the executive or the Company notifies the other that such party does not wish to extend the agreement. If a Change in Control (as defined in the agreement) occurs, the agreements will continue for at least 24 months following the date of such Change in Control.

        The agreements provide that if, following a Change in Control, the executive's employment is terminated without Cause (as defined in the agreement) or with Good Reason (as defined in the agreement) or, except in the case of Mr. Siegel, the executive terminates his employment for any reason during the one month period commencing one year after the Change in Control, the executive would be entitled to receive (i) three times (or two times in the case of Mr. Siegel) the sum of his base salary plus the average of the annual bonuses earned by the executive in the three fiscal years ending immediately prior to the fiscal year in which the termination occurs; (ii) continued medical benefits for two years, reduced to the extent benefits of the same type are received by or made available to the executive from another employer; (iii) a lump sum amount, in cash, equal to the sum of (A) any unpaid incentive compensation which had been allocated or awarded to the executive for any measuring period preceding termination under any annual or long term incentive plan and which, as of the date of termination, is contingent only upon the continued employment of the executive to a subsequent date, and (B) the aggregate value of all contingent incentive compensation awards allocated or awarded to the executive for all then uncompleted periods under any such plan that the executive would have earned on the last day of the performance award period, assuming the achievement, at the target level, of the individual and corporate performance goals established with respect to such award; (iv) immediate vesting of stock options and restricted stock held by the executive under any stock option or incentive plan maintained by the Company; (v) outplacement services suitable to the executive's position for a period of two years or, if earlier, until the first acceptance by the executive of an offer of employment, the cost of which will not exceed twenty percent (20%) of the executive's base salary; (vi) a lump sum payment of any of the executive's deferred compensation; (vii) immediate vesting of all unvested 401(k) contributions in the executive's 401(k) account or payment by the Company of an amount equal to any such unvested amounts that are forfeited by reason of the executive's termination of employment; and (viii) forgiveness in full of any home or relocation loans from the Company to the executive, that are outstanding as of the date of termination plus an additional amount required to permit the executive to pay any income tax incurred as a result of such loan forgiveness. In addition, to the extent Messrs. Sternlicht, Brown, Cotter or Goldman, become subject to the "golden parachute" excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, such executive would become entitled to a gross-up payment in an amount sufficient to offset the effects of such excise tax. To the extent Mr. Siegel would become subject to such excise tax, any payment or benefit received under his severance agreement will be reduced to an amount that would not subject him to such tax.

COMPENSATION AND OPTION COMMITTEE REPORT

        During 2001, the Board made decisions with respect to compensation for executive officers of the Company based on the recommendations of the Compensation and Option Committee (the "Compensation Committee") comprised of Directors who are not members of Starwood management. The primary objectives of the Board with respect to executive compensation are to establish programs which attract and retain key domestic and international managers and align the compensation received by executive officers with the overall business strategies, values, performance and financial conditions of Starwood and with the achievement of individual performance goals. In addition, equity based incentive plans are utilized to promote ownership of Shares by key executives and serve to align financial interests of executives with those of stockholders.

        Starwood's executive compensation package generally includes a base salary, an annual cash and restricted stock incentive, and a long-term incentive award. In December 2001, for incentive and retention purposes, a select group of senior executives, including the executives named in the Summary Compensation Table, were provided the opportunity to purchase stock options using a portion of their 2001 bonus that was paid in March 2002. Under the Purchased Option Program, executives could make an irrevocable election to forego a portion of their cash bonus, equal to $2.87 per option (10% of the $28.70 exercise price) and apply such amounts to the purchase of such options. The options vest in full one year from the date of grant and the executive is at risk for the purchase price if the executive leaves the Company prior to vesting of the option or if the Share price declines. Upon exercise, the executive must pay the remaining 90% of the exercise price.

        In aggregate, these programs are designed to be performance based, with a significant portion of an executive's compensation tied to key financial, strategic, and individual objectives. It is the Compensation Committee's intention that substantially all compensation for executives be deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, for federal income tax purposes.

        In determining competitive compensation levels for the pay elements noted above, the Compensation Committee reviews survey data from several major compensation consulting firms that reflects the pay practices for comparable positions in the hotel and hospitality industries, as well as general industry. Data from more than half of the companies reflected in the Standard & Poor's Corporation Hotel/Motel Composite Index included in the Stockholder Return Performance Graph below are included in the survey results. The Compensation Committee also considers other publicly available data of peer companies and, to the extent appropriate, also considered past pay practices.

        The salary ranges for executives are generally based on the accountabilities of each position, which are reviewed on a regular basis. The ranges are reviewed annually against similar positions among the companies in the survey group described above. The midpoint of each salary range is generally targeted at the median of similar positions in the survey group.

        For the Chief Executive Officer and the Chief Operating Officer, annual incentive awards are paid based on performance against specified earnings targets set in advance in accordance with the stockholder approved 1999 Annual Incentive Plan for Certain Executives. Awards for other named executive officers were made in accordance with the Company's Annual Incentive Plan. The amount of the award an executive is eligible to receive increases for Company earnings performance that exceeds the target and decreases when targeted Company earnings performance is not achieved. In approving the incentive award for each executive officer, the Compensation Committee considers performance of both earnings per share ("EPS") and earnings before interest expense, tax expense, depreciation and amortization ("EBITDA") as well as certain other key metrics set in advance in accordance with a stockholder approved plan. Annual incentive targets are set above the median of similar positions in the survey group. For the Chief Executive Officer and the Chief Operating Officer, annual incentive awards are payable partly in cash and partly in Deferred Shares. The amount of Deferred Shares credited to such executives is grossed up by 33% and vest ratably over a three-year period. For the other named executive officers, annual incentive awards are payable partly in cash and partly in restricted stock. The amount of shares of restricted stock are grossed up by 33% and vest ratably over a two-year period.

        Long-term awards, made under the stockholder approved 1999 LTIP, are generally granted annually in the form of stock options. In 2001, restricted stock awards were also made. The options are granted at the fair market value of a Share on the date of grant and increase in value based on the appreciation of a Share. Most awards become exercisable in 25% increments upon each of the first four anniversaries of the grant. The restricted stock awards cliff vest three years from the date of grant. Long-term incentive targets are set above the median of similar positions in the survey group. Actual awards are determined after considering each individual's performance against a set of pre-established performance objectives.

        The executive compensation decisions made by the Compensation Committee during 2001 reflect Starwood's below target performance against key financial measures, specifically EPS and EBITDA, caused by the weakened global economy and the impact of the September 11th events. In addition, after the September 11th events and its resulting impact on the economy and the hotel industry in particular, the Company reduced its workforce by 17%. After those events, and as an incentive to maintain the Company's key employees, including the executives named in the Summary Compensation Table, the Compensation Committee authorized the acceleration of half of the 2001 restricted stock awards, effective November 23, 2001. The remaining portion of those awards will vest in 2004. The Compensation Committee believes that the Company's executive compensation programs and decisions have generally met their objectives. Starwood has been able to attract and retain the type of executive talent necessary to successfully support its growth and financial objectives.

Chief Executive Officer Compensation For 2001

        Barry S. Sternlicht is the Chairman and Chief Executive Officer of Starwood. Mr. Sternlicht received a $1,209,750 bonus (after deferring $690,250 into a combination of stock options and Deferred Shares) in March 2002 relating to his 2001 performance. In addition, he received a grant of options to purchase 500,000 Shares in 2001, as well as a grant of 70,000 restricted Shares, under the 1999 LTIP. In addition, Mr. Sternlicht purchased 100,000 stock options pursuant to the Company's Purchased Option Program described above. Mr. Sternlicht's base salary, which is targeted to be generally competitive with the salary paid to the chief executive officers in the survey group, remained unchanged from the prior year.

        The following factors contributed to the Compensation Committee's determination of Mr. Sternlicht's 2001 bonus: (a) Starwood's financial performance as measured by EPS and EBITDA, (b) 2001 strategic accomplishments of Starwood, including the successful launch of Six Sigma, (c) his vision and strong leadership as Chief Executive Officer and developing a strong leadership team, (d) the complexity and duties of Mr. Sternlicht's position, and (e) the amount of bonus relative to bonuses paid to chief executive officers of Starwood and its constituent companies in the past and to chief executive officers in peer companies.

        The ultimate value of the stock options granted to Mr. Sternlicht in 2001 depends on Starwood's future success and whether that value is reflected in the value of the Shares.

        Eric Hippeau (chairman)
        Bruce W. Duncan
        Raymond S. Troubh

STOCKHOLDER RETURN PERFORMANCE

        Set forth below is a line graph comparing the cumulative total stockholder return on the Shares against the cumulative total return on the S&P 500 and the Standard & Poor's Corporation Hotel/Motel Composite Index (the "S&P Hotel/Motel") for the five fiscal years beginning December 31, 1996 and ending December 31, 2001. The graph assumes that the value of the investments was 100 on December 31, 1996 and that all dividends and other distributions were reinvested.

	1996	1997	1998	1999	2000	2001
Starwood	100	162.22	68.38	72.64	111.09	96.60
S&P 500	100	133.10	170.82	206.50	187.85	165.59
S&P Hotel / Motel	100	135.43	109.76	113.41	93.82	91.19

AUDIT COMMITTEE REPORT

        The Audit Committee operates under a written charter adopted by the Board of Directors.

        During the year ended December 31, 2001, the Audit Committee reviewed and discussed the audited financial statements with management and the independent auditors, Arthur Andersen LLP. The Audit Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended, and reviewed the results of the independent auditors' examination of the financial statements.

        The Audit Committee also received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No.1, "Independence Discussion with Audit Committees," as amended, and discussed with the auditors their independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

Audit Fees

        The aggregate amounts paid by the Company for the fiscal year ended December 31, 2001 to the Company's principal accounting firm, Arthur Andersen LLP, are as follows:

Audit Fees, including reviews of quarterly financial information	$2.6 million
Audit-Related Fees (1)	$1.3 million
Financial Information Systems Design and Implementation Fees	$0
All other fees (2)	$2.8 million

(1)
Audit-Related Fees include services traditionally performed by the auditor such as employee benefit plan audits, assistance on proposed transactions and assistance with documents filed with the Securities and Exchange Commission.

(2)
All other fees relate primarily to tax planning and compliance assistance.

        All audit and non-audit services provided by Arthur Andersen LLP are reviewed by the Audit Committee, which considers whether the provision of non-audit services is compatible with maintaining auditor independence. In 2002, the Audit Committee adopted a policy that the Company shall not retain its independent auditors in connection with any non-audit related consulting work.

        The Charter of the Audit Committee provides that one duty of the Audit Committee is to provide advice to the Board in selecting, evaluating and replacing the independent auditors. In performing that duty, the Audit Committee evaluated firms that provided proposals to serve as the Company's independent auditors for 2002 and recommended that the Board appoint Ernst & Young. The Board agreed with this recommendation and, accordingly, appointed Ernst &Young as the Company's independent auditors for 2002.

        Daniel W. Yih (chairman)
        Stephen R. Quazzo
        Thomas O. Ryder

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies of the Board of Directors

        The policy of the Board of Directors of the Company provides that any contract or transaction between the Company and any other entity in which one or more of its Directors or officers are directors or officers, or have a financial interest, must be approved or ratified by the Governance Committee or by a majority of the disinterested Directors in either case after the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to them.

Starwood Capital

        General.    Barry S. Sternlicht, Chairman, Chief Executive Officer and a Director of the Corporation, and Chairman, Chief Executive Officer and a Trustee of the Trust, controls and has been the President and Chief Executive Officer of Starwood Capital Group, L.L.C. ("Starwood Capital") since its formation in 1991. Prior to joining Starwood in 1995, Steven R. Goldman was an employee of Starwood Capital, and he continues to own an interest in a portfolio investment of Starwood Capital.

        Trademark License.    An affiliate of Starwood Capital has granted to Starwood, subject to Starwood Capital's unrestricted right to use such name, an exclusive, non-transferable, royalty-free license to use the "Starwood" name and trademarks in connection with the acquisition, ownership, leasing, management, merchandising, operation and disposition of hotels worldwide, and to use the "Starwood" name in its corporate name worldwide, in perpetuity.

        Starwood Capital Noncompete.    In connection with a restructuring of the Company in 1995, Starwood Capital agreed that, with certain exceptions, Starwood Capital would not compete directly or indirectly with the Company within the United States and would present to the Company all opportunities presented to Starwood Capital to acquire fee interests in hotels in the United States and debt interests in hotels in the United States where it is anticipated that the equity will be acquired by the debt holder within one year from the acquisition of such debt (the "Starwood Capital Noncompete"). During the term of the Starwood Capital Noncompete, neither Starwood Capital nor any of its affiliates is permitted to acquire any such interest, or any ground lease interest or other equity interest, in hotels in the United States. The Starwood Capital Noncompete continues until no officer, director, general partner or employee of Starwood Capital is on either the Board of Directors of the Corporation or the Board of Trustees of the Trust (subject to exceptions for certain restructurings, mergers or other combination transactions with unaffiliated parties). Several properties owned or managed by the Company, including the Westin Innisbrook Resort (the "Innisbrook Resort"), the Westin Mission Hills Resort and the Westin Turnberry Resort, were opportunities brought to the Company or its predecessors by Starwood Capital. With the approval in each case of the Audit Committee of the Board of Directors of the Corporation and the Board of Trustees of the Trust, from time to time the Company has waived the restrictions of the Starwood Capital Noncompete in whole or in part with respect to particular acquisition opportunities in which the Company had no interest.

        Portfolio Investments.    An affiliate of Starwood Capital holds an approximately 25% non-controlling interest in Troon Golf ("Troon"), a golf course management company that currently manages over 100 high-end golf courses. Mr. Sternlicht's indirect interest in Troon held through such affiliate is approximately 12%. Troon is the largest third-party manager of golf courses in the United States. In 2001, Troon managed thirteen golf courses at resorts owned or managed by the Company. The Company paid Troon a total of $911,000 ($432,000 of which represents management fees and payments for other services and $479,000 of which represents reimbursement of expenses), $1,003,000 ($458,000 of which represents management fees and payments for other services and $545,000 of which represents reimbursement of expenses) and $950,000 ($454,000 of which represents management fees and payments for other services and $496,000 of which represents reimbursement of expenses) in 2001, 2000 and 1999, respectively, for the golf courses at the two resorts owned by the Company. In January 2002, after extensive review of alternatives and with the unanimous approval of the Governance Committee, the Company entered into a Master Agreement with Troon covering the United States and Canada whereby the Company has agreed to have Troon manage all courses in the United States and Canada that are owned by the Company and to use reasonable efforts to have Troon manage courses at resorts that the Company manages and franchises. The Company believes that the terms of the Troon agreement are at or better than market terms. Mr. Sternlicht did not participate in the negotiations or the approval of the Troon Master Agreement.

        An entity in which Mr. Sternlicht has a 38% interest owned the common area of the Sheraton Tamarron Resort, which the Company managed until December 2001. As of the date of this filing, management fees earned and paid were $197,000, $219,000 and $240,000 relating to 2001, 2000 and 1999, respectively. In addition, approximately $620,000 of reimbursable expenses were also paid. The Company has outstanding receivables of approximately $314,000, which arose as a result of the termination of the Tamarron management agreement. The Company believes that the terms of the Tamarron agreement were at or better than market terms.

        In addition, a subsidiary of Starwood Capital is a general partner of a limited partnership which owns approximately 45% in an entity that manages over 40 health clubs, including one health club and spa space in a hotel owned by the Company. In 2001, the Company paid approximately $84,000 to the management company for such management. The Company believes that the terms of the management agreement are at or better than market terms.

        Other Management-Related Investments.    Mr. Sternlicht has a 38% interest in an entity (the "Innisbrook Entity") that owns the common area facilities and certain undeveloped land (but not the hotel) at the Innisbrook Resort. In May 1997, the Innisbrook Entity entered into a management agreement for the Innisbrook Resort with Westin, which was then a privately held company partly owned by Starwood Capital and Goldman, Sachs & Co. When the Company acquired Westin in January 1998, it acquired Westin's rights and obligations under the management and other related agreements. Under these agreements, the hotel manager was obligated to loan up to $12.5 million to the owner in the event certain performance levels were not achieved. Management fees earned under these agreements were $716,000, $885,000 and $907,000 in 2001, 2000 and 1999, respectively. The Innisbrook Entity, the Company and other lenders are currently in discussions regarding the terms and timing of payments owed to the Company and such other lenders. The discussions relate to approximately $9 million in loans by the Company which funded resort operations and approximately $5 million of deferred management fees and reimbursable expenses as well as amounts owed by the Innisbrook Entity to other parties. Any settlement of this matter would be subject to the approval of the Governance Committee.

        Aircraft Lease.    In February 1998, the Company leased a Gulfstream III Aircraft from Star Flight LLC, an affiliate of Starwood Capital. The term of the lease was one year and automatically renews for one-year terms until either party terminates the lease upon 90 days' written notice. The rent for the aircraft, which was set at approximately 90% of fair market value (based on two estimates from unrelated third parties), is (i) a monthly payment of 1.25% of the lessor's total costs relating to the aircraft (approximately $123,000 at the beginning of the lease with this amount increasing as additional costs are incurred by the lessor), plus (ii) $300 for each hour that the aircraft is in use. Payments to Star Flight LLC were $1,682,000, $840,000 and $910,000 in 2001, 2000 and 1999, respectively.

Other

        Starwood has made non-interest-bearing loans to Steven R. Goldman, Executive Vice President, Acquisitions and Development, and Ronald C. Brown, Executive Vice President and Chief Financial Officer, during 1999, to David K. Norton, Executive Vice President of Human Resources, during 2000 and to Robert F. Cotter, Chief Operating Officer, during 2001. Each of these loans was made in connection with such executive's employment and is secured by a second mortgage on such executive's home. These loans had initial principal amounts of $525,000, $600,000, $500,000 and $600,000, respectively. The loans to Messrs. Goldman, Norton and Cotter are currently outstanding. These loans are due five years from the date of issuance or, generally, upon the individual's termination. The loan made to Mr. Brown was repaid in 2001.

        In 2001, Starwood retained the law firm Verner, Liipfert, Bernhard, McPherson and Hand, of which Senator George J. Mitchell, a Director of the Corporation and Trustee of the Trust, serves as Chairman. We expect that this firm will provide services to the Company in 2002.

OTHER MATTERS

        The Board is not aware of any matters not referred to in the enclosed proxy that will be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the Company Shares represented thereby in accordance with their discretion.

SOLICITATION COSTS

        The cost of soliciting proxies in the accompanying form will be borne by Starwood. The solicitation is being made by mail and may also be made by telephone or in person using the services of a number of regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by Starwood for expenses incurred in sending proxy materials to beneficial owners of Company Shares. The Company has engaged D.F. King & Co., Inc. to solicit proxies and to assist with the distribution of proxy materials for a fee of $14,000 plus reasonable out-of-pocket expenses.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

        In order to be considered for inclusion in the proxy solicitation material for the 2003 Annual Meeting of Stockholders of the Company, a stockholder proposal must be received by the Company not later than December 13, 2002. In addition, the Bylaws of the Company establish an advance notice procedure for stockholder proposals to be brought before any meeting, including proposed nominations of persons for election to the Board. A stockholder nomination or proposal intended to be brought before the Annual Meeting must have been received by the Company on or after February 7, 2002 and on or prior to March 4, 2002. Other than the stockholder proposal contained herein, no such nominations or proposals were received by the Company. The Company's 2003 Annual Meeting of Stockholders is expected to be held on May 16, 2003. Under the Bylaws, a stockholder proposal or nomination intended to be brought before the 2003 Annual Meeting (whether or not such proposal is included in the proxy solicitation material as described above) must be received by the Company on or after February 6, 2003 and on or prior to March 3, 2003, with certain exceptions if the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the 2002 Annual Meeting. All proposals and nominations should be directed to Starwood Hotels & Resorts Worldwide, Inc., 1111 Westchester Avenue, White Plains, New York 10604-3500, Attention: Corporate Secretary. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver by the Company of its right to do so at any time in the future.

                      By Order of the Board of Directors
                      STARWOOD HOTELS & RESORTS
                      WORLDWIDE, INC.

                      Kenneth S. Siegel
                       Corporate Secretary

April 12, 2002

ANNEX A

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

CHARTER OF THE
CORPORATE GOVERNANCE COMMITTEE
OF THE
BOARD OF DIRECTORS

        It is the policy of Starwood Hotels & Resorts Worldwide, Inc. ("Starwood") to maintain corporate governance practices that are consistent with the highest standards and in full compliance with applicable regulatory requirements. The Board of Directors of Starwood (the "Board") has established a Corporate Governance Committee as a means of implementing this policy. In order to define the responsibilities and operations of the Corporate Governance Committee, the Board has unanimously adopted this Charter (this "Charter") which sets forth the purposes, composition and governing policies and procedures for the Corporate Governance Committee.

        The purposes and procedures outlined in this Charter are meant to serve as guidelines, and the Corporate Governance Committee is delegated the authority to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. Nothing herein is intended to expand applicable standards of liability under state or federal law for directors of a corporation.

  Purpose

        The Corporate Governance Committee shall oversee compliance with Starwood's corporate governance standards, which are described herein. The Corporate Governance Committee also shall assist the Board in fulfilling its oversight responsibilities by establishing or assisting in the establishment of, and in monitoring and advising as to compliance with, the following (hereinafter referred to collectively as the "Governance Policies"):

  •
  Corporate governance policies, including, but not limited to, its policies with respect to conflicts of interest;

  •
  Code of Conduct;

  •
  Non-Competition Agreements (as defined below); and

  •
  Corporate Opportunity Policy.

        The Corporate Governance Committee shall perform such activities in a manner consistent with this Charter, Starwood's by-laws and articles of incorporation, governing law and the rules of any national securities exchange on which Starwood's securities are listed.

  Composition

        The Corporate Governance Committee shall be comprised of not fewer than three directors as determined by the Board. Each member of the Corporate Governance Committee shall meet the independence requirements of the New York Stock Exchange and any other securities exchange on which Starwood's securities are traded and shall be an "Outside Non-Management Director" as defined on Exhibit A attached hereto.

        In recognition of the time demands placed on members of the Corporate Governance Committee, each member should realistically assess his or her other responsibilities and commitments to determine whether he or she will be able to devote sufficient attention to the responsibilities of membership on the Corporate Governance Committee.

        The members of the Corporate Governance Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve on the Corporate Governance Committee until the next annual organizational meeting or until their successors shall be duly elected and qualified, or their earlier death, disability, resignation, or removal by the Board, with or without cause. The members of the Corporate Governance Committee shall designate a Chairman by majority vote of the full Corporate Governance Committee membership.

  Meetings

        The Corporate Governance Committee shall meet at least two times annually, and more frequently as circumstances dictate. In addition, the Corporate Governance Committee shall meet at least annually with (i) Starwood's senior management, (ii) Starwood's General Counsel, and (iii) the Board, in separate executive sessions, to discuss any matters that the Corporate Governance Committee or any of these groups determine should be discussed in private.

        Minutes shall be taken at each meeting of the Corporate Governance Committee by a person or persons designated by the Corporate Governance Committee and included in the permanent minute books of Starwood. In addition, a written report of the Corporate Governance Committee shall be presented to the Board at least annually.

  Responsibilities and Duties

        As a means of assisting the Board in its oversight responsibilities, the Corporate Governance Committee shall have the following responsibilities and duties:

  Documents/Reports Review

  •
  Review the Code of Conduct at least annually and propose updates as conditions dictate.

  •
  Review from time to time, and recommend to the Board any changes that it deems appropriate, to Starwood's corporate governance policies, including, but not limited to, the items set forth in Exhibits A and B hereto.

  •
  Establish and review regularly a Corporate Opportunity Policy pursuant to which each director and executive officer shall submit to the Corporate Governance Committee any opportunity that the director or executive officer reasonably believes (1) is within Starwood's existing line of business or (2) is one in which Starwood either has an existing interest or a reasonable expectancy of an interest, and (3) Starwood is reasonably capable of pursuing. The Policy shall provide that notwithstanding the foregoing, with respect to any director who is not employed by Starwood or an affiliate of Starwood, the opportunity must have been presented to that director as a direct result of such director's position as a member of Starwood's Board or it shall not constitute a "corporate opportunity." Furthermore, the Policy shall provide that any determination as to whether a "corporate opportunity" has arisen which requires disclosure to and review by the Corporate Governance Committee should take into account whether a director or member of senior management has used, or is using, Starwood property, material non-public Starwood information or his or her position in Starwood in connection with the opportunity. Moreover, the policy should state that all directors and executive officers should err on the side of disclosing an opportunity to the Corporate Governance Committee. In addition, the Policy shall provide guidelines for the review of transactions whereby Starwood is investing in entities in which an executive officer, director (or family member of either) has a material interest. The Policy shall also establish guidelines governing the procedural and substantive aspects of any arrangements under which Starwood might use Starwood Capital Group, L.L.C. ("Starwood Capital") (i) to seek and pursue projects for joint exploration (e.g., joint ventures for the acquisition or development of hotel properties where Starwood Capital would seek, analyze and invest in opportunities that would be managed, flagged and/or partially owned by Starwood), or (ii) as a consultant or financial or other advisor.

  •
  Review the Noncompetition Agreement dated as of July 6, 1995 among Starwood Lodging Trust, SLT Realty Limited Partnership, Starwood Lodging Corporation, SLC Operating Limited Partnership and Barry S. Sternlicht, and the "Exclusivity; Excluded Assets" provisions in Section 6.6 of the Formation Agreement dated as of November 11, 1994 among Hotel Investors Trust, Hotel Investors Corporation, Starwood Capital Group, L.P., Berl Holdings L.P., Starwood Apollo Hotel Partners VIII, L.P., Starwood Apollo Hotel Partners IX, L.P., Starwood Nomura Hotel Investors, L.P., Starwood\Wichita Investors, L.P., Starwood-Huntington Partners, L.P. and Woodstar Partners I, L.P. (collectively, the "Non-Competition Agreements") in order to ensure compliance therewith.

  •
  Review with Starwood's General Counsel, as necessary, the Governance Policies.

  •
  Review Starwood's General Counsel's report to the Corporate Governance Committee, which shall be given by the General Counsel at least twice a year, as to matters of legal compliance, including issues of potential discrimination, Foreign Corrupt Practices Act enforcement and federal securities laws disclosure requirements.

  Monitor and Advise as to Compliance with the Governance Policies

        The Corporate Governance Committee shall have the authority and responsibility to monitor and advise as to compliance with the Governance Policies. As a means of implementing these responsibilities, the Corporate Governance Committee shall, among other things:

  •
  Propose adoption of and periodically review with Starwood's General Counsel a system reasonably designed to enforce compliance with the Governance Policies.

  •
  Advise the Board as to whether a director has a conflict of interest with respect to any issues and determine whether such director should vote on any such issue. The Corporate Governance Committee shall memorialize its determinations and the reasons therefor. In furtherance thereof, the Corporate Governance Committee shall take appropriate steps to identify such potential conflicts of interest and to ensure that a majority of the directors voting on an issue are informed, disinterested and independent with respect to that issue.

  •
  Review all corporate opportunities governed by the Corporate Opportunity Policy and advise the Board as to whether Starwood's or the involved director's or executive officer's participation in any such opportunity would be in violation of any of the Governance Policies and provide the Board with guidelines with respect to participation in any such opportunity.

  •
  Actively engage in a dialogue with the directors and officers with respect to any such relationships or transactions that may impact the objectivity and independence of such director or officer or that may fall under the Corporate Governance Policies and recommend that the Board take appropriate action in response to any such relationships.

  •
  Review the performance of the parties under the Non-Competition Agreements and review and propose action when circumstances warrant.

  •
  Consider the appropriateness of Starwood's participation in any transaction or opportunity with Starwood Capital and advise the Board as to its determination.

  •
  Review the terms and background of, and if appropriate approve, any transactions between Starwood or any of its subsidiaries and other entities controlled by Starwood, on the one hand, and any officer, director or trustee of Starwood, any affiliate of any of the foregoing, or any entity in which any of the foregoing has a significant interest, on the other hand.

  •
  Consider the appropriateness of Starwood's participation in any transaction or opportunity that is presented to Starwood by either Mr. Sternlicht or Starwood Capital and advise the Board as to its determination.

  •
  Review with Starwood's General Counsel pending and threatened litigation or governmental actions or proceedings, legal compliance matters, including corporate securities trading policies, and any other legal matter, and any proposed shareholder resolutions or other actions, in each case relating to the Governance Policies, that could have a significant impact on Starwood.

  Process Improvement

        Following completion of a review of a significant transaction or opportunity, report to the Board any significant difficulties encountered during the course of the review, including any restrictions on the scope of work or access to required information. Recommend changes or improvements in any of the Governance Policies that may improve such process.

Adopted April 2, 2001

Exhibit A

Definition of Outside Non-Management Director

        (a) Outside non-management directors shall neither be current members of senior management of either Starwood or any of its affiliates nor, within the five years preceding election to the Board, former members of the senior management of Starwood or any of its affiliates;

        (b) Outside non-management directors shall not have any business or professional relationship with Starwood either personally or through a company of which the director is an officer or controlling shareholder that is material to Starwood or to the director, unless the Corporate Governance Committee specifically determines that the relationship in question does not interfere with the director's exercise of independent judgment;

        (c) Outside non-management directors shall not have any close family relationship (by blood or marriage) with a member of senior management of Starwood or one of its affiliates;

        (d) Outside non-management directors shall not be senior officers of a company upon the board of which Starwood's Chairman or Chief Executive Officer serves as a member of that board's executive or compensation committee;

        (e) Outside non-management directors shall not receive any compensation from Starwood, other than in such director's capacity as a board member, that is material to that director unless the Corporate Governance Committee both approves the arrangement and determines that the compensation does not interfere with the director's exercise of independent judgment;

        (f) Outside non-management directors shall not personally receive from or be an employee of a foundation, university, or other institution that receives grants or endowments from Starwood that are material either to Starwood, the director, or institution, unless the Corporate Governance Committee, on an annual basis, makes a determination that the grant or endowment has not interfered with that director's exercise of independent judgment and Starwood disclosed the grant or endowment in its proxy materials.

        (g) With respect to 1(a) through (f) above, Starwood may implement these changes consistent with the grace period provided by the New York Stock Exchange Listing Company Manual (the "NYSE Rules") section 303.02(g);

        (h) With respect to 1(a) through (f) above, and as otherwise used below, a "non-management" director means a director who is not a current employee of Starwood;

        (i) With respect to (a) through (f) above, and as otherwise used below, an "affiliate" of Starwood shall have the same meaning as that set forth in NYSE Rule 303.02(B); and

        (j) With respect to 1(a) through (f) above, and as otherwise used herein, the term "senior management" refers to Starwood's Chief Executive Officer; Chief Operating Officer, Chief Financial Officer, General Counsel, Chief Accounting Officer and Treasurer.

Exhibit B

Certain Corporate Governance Policies

(a) Management and the Board

        The Chief Executive Officer should be a member of the Board. In order to ensure the greatest number of outside directors on a board of manageable size and that a majority of the Board is comprised of outside directors, other direct management representation should be kept to a minimum and should in no event exceed three other management directors.

        Starwood's Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, General Counsel, Chief Accounting Officer and Treasurer, with the exception of Mr. Sternlicht, shall be independent of Starwood Capital. For purposes of this paragraph, "independent" means that the officer shall not have any business relationship with Starwood Capital either personally or through a company of which such officer is a controlling shareholder or officer.

        The Board shall make clear to senior management of Starwood that board membership is neither necessary to their present positions nor a prerequisite to a higher management position in Starwood. Attendance of management staff at Board meetings should be at the discretion of the Chairman and should be encouraged by the Board. The Board should have full and direct access to members of senior management and should be encouraged to request reports directly to the Board by any member of senior management.

        Notwithstanding the foregoing, in the event that Starwood acquires another company by merger, acquisition, or otherwise, and determines to place members of either senior management or the board of the acquired company on Starwood's Board, the number of management directors may exceed three so long as the Starwood Board is expanded to preserve the ratio of Outside Non-Management Directors to management directors, as existed prior to the closing of the acquisition.

(b) Conflicts of Interest and Corporate Opportunities

        A director's personal and financial interests (other than stock or options in Starwood) or family relationships may occasionally give rise to that director's material personal interest in a particular issue. There will be times when a director's material personal interest in an issue will limit that director's ability to vote on that issue. The Board, through the Corporate Governance Committee, shall determine whether such a conflict of interest exists on a case-by-case basis and shall memorialize its determinations and the reasons therefor. The Board, through the Corporate Governance Committee, shall take appropriate steps to identify such potential conflicts and ensure that a majority of the directors voting on an issue are informed, disinterested and independent with respect to that issue. Accordingly, all directors shall comply with the Corporate Opportunity Policy.

(c) Nominating Committee

        The Nominating Committee, for selecting the directors to be proposed for election at the 2002 Annual Meeting and thereafter, shall be comprised solely of Outside Non-Management Directors.

(d) Corporate Governance Committee

        The Board shall maintain the Corporate Governance Committee that shall be governed by the terms of this Charter.

(e) Compensation and Option Committee

        The Compensation and Option Committees shall be comprised exclusively of Outside Non-Management Directors.

(f) Executive Committee

        The Executive Committee shall be comprised of the Chairman and Chief Executive Officer of Starwood and at least one Outside Non-Management Director. Additional management directors and Outside Non-Management Directors may be added from time to time to the Executive Committee, so long as the ratio of Outside Non-Management Directors to management directors does not exceed one to one.

(g) Audit Committee

        The Audit Committee shall comply with all applicable New York Stock Exchange rules related thereto.

(h) Publication of Starwood's Corporate Governance Policies

        Starwood shall publish in its 2002 annual proxy statement all of the changes set forth above to its corporate governance policies and procedures. Thereafter, to the extent there are any changes to these policies or procedures, Starwood shall publish all such changes in its proxy materials in like manner.

ANNEX B

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

2002 LONG-TERM INCENTIVE COMPENSATION PLAN

ARTICLE 9—PERFORMANCE MEASURES	B-15
ARTICLE 10—AWARDS TO DIRECTORS	B-16
10.1 Stock Options	B-16
10.2 Stock Awards	B-16
ARTICLE 11—BENEFICIARY DESIGNATION	B-17
ARTICLE 12—DEFERRALS	B-17
ARTICLE 13—WITHHOLDING	B-17
13.1 Tax Withholding	B-17
13.2 Share Withholding	B-17
ARTICLE 14—AMENDMENT AND TERMINATION	B-17
14.1 Amendment of Plan	B-17
14.2 Amendment of Award Agreement	B-17
14.3 Termination of Plan	B-18
14.4 Cancellation of Awards	B-18
14.5 Assumption or Cancellation of Awards	B-18
ARTICLE 15—MISCELLANEOUS PROVISIONS	B-19
15.1 Restrictions on Shares	B-19
15.2 Rights of a Stockholder	B-19
15.3 No Implied Rights	B-19
15.4 Compliance with Laws	B-19
15.5 Successors	B-20
15.6 Tax Elections	B-20
15.7 Legal Construction	B-20

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

2002 LONG-TERM INCENTIVE COMPENSATION PLAN

ARTICLE 1—GENERAL PROVISIONS

        1.1    Establishment of Plan.    Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the "Company"), hereby establishes an incentive compensation plan to be known as the "Starwood Hotels & Resorts Worldwide, Inc. 2002 Long-Term Incentive Compensation Plan" (the "Plan"), as set forth in this document.

        1.2    Purpose of Plan.    The objectives of the Plan are to (i) attract and retain employees, directors, consultants, advisors and other persons who perform services for the Company by providing compensation opportunities that are competitive with other companies; (ii) provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company and its affiliates; and (iii) align the long-term financial interests of employees' and other Eligible Participants with those of the Company's stockholders.

        1.3    Types of Awards.    Awards under the Plan may be made to Eligible Participants who are Employees in the form of (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock, (v) Performance Shares, (vi) Performance Unit or any combination of these. Awards under the Plan may be made to Eligible Participants who are Directors in the form of (i) Nonqualified Stock Options, (ii) Stock Awards or any combination of these.

        1.4    Effective Date.    The Plan shall be effective upon approval by the Company's stockholders (the "Effective Date").

ARTICLE 2—DEFINITIONS

        Except where the context otherwise indicates, the following definitions apply:

        2.1. "Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. All citations to sections of the Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

        2.2. "Agreement" means the written agreement evidencing an Award granted to the Participant under the Plan.

        2.3. "Award" means an award granted to a Participant under the Plan that is an Option, Stock Appreciation Right, Restricted Stock, Stock Award, Performance Share, Performance Unit or combination of these.

        2.4. "Board" means the Board of Directors of the Company.

        2.5. "Cause" means, unless provided otherwise in the Agreement: any conduct amounting to fraud, dishonesty, willful misconduct, negligence, significant activities materially harmful to the reputation of the Company or an Employer, insubordination or conviction of a felony or a crime involving moral turpitude, all as determined in the exercise of good faith by the Board of Directors of the Company. Without limiting the foregoing, the following shall constitute Cause: (i) Participant's breach of this Plan or any agreement between Participant and the Employer, (ii) negligence in Participant's attention to the business or affairs of the Employer or intentionally failing to perform a reasonably requested directive or assignment or failure to perform his duties with the Employer substantially in accordance with the Employer's operating and personnel policies and procedures generally applicable to all of its employees, (iii) the misappropriation (or attempted misappropriation) of any of the Employer's funds or property. "Cause" under (i), (ii) and (iii) above shall be determined by the Committee. Notwithstanding the foregoing, if the Participant has entered into an employment agreement with the Employer that is binding as of the date of employment termination, and if such employment agreement defines "Cause," then the definition of "Cause" in such agreement shall apply to the Participant for purposes of this Plan.

        2.6. "Change in Control" means:

          (a) Any Person is or becomes the beneficial owner within the meaning of Rule 13d-3 promulgated under the Act (but without regard to any time period specified in Rule 13d-3(d)(1)(i)), of 33 1/3 percent or more of either (i) then outstanding Shares, including for this purpose shares issuable in respect of Partnership Units of SLT Realty Limited Partnership and SLC Operating Limited Partnership (the "Outstanding Shares") or (ii) the combined voting power of then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, (1) any acquisition by the Company or (2) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company;

          (b) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other then the Board shall not be deemed a member of the Incumbent Board;

          (c) Consummation by the Company of a reorganization, merger, or consolidation or sale of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Shares and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 66 2/3 percent of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Shares and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than: the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, the corporation resulting from such Corporate Transaction, and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly 33 1/3 percent or more of the Outstanding Shares or the Outstanding Company Voting Securities, as the case may be) will beneficially own, directly or indirectly, 33 1/3 percent or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (d) Approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

This Section 2.6 is written in light of the fact that each share of common stock of the Company is currently attached to and trades together with one Class B share of beneficial interest in Starwood Hotels & Resorts. In the event these shares no longer trade together as a unit, it is intended that the following interpretation shall be adopted in applying this Section—whether a Change in Control has occurred during the period after such shares cease to trade together as a unit shall be determined without taking into consideration any Class B shares of beneficial interest in Starwood Hotels & Resorts or any composition of the Board of Trustees of Starwood Hotels & Resorts.

        2.7. "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

        2.8. "Committee" means the Compensation and Option Committee of the Board or such other committee consisting of two or more members as may be appointed by the Board to administer this Plan pursuant to Article 3. If any member of the Committee does not qualify as (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Act, and (ii) an "outside director" within the meaning of Code Section 162(m), a subcommittee of the Committee shall be appointed to grant Awards to Named Executive Officers and to officers who are subject to Section 16 of the Act, and each member of such subcommittee shall satisfy the requirements of (i) and (ii) above. References to the Committee in the Plan shall include and, as appropriate, apply to any such subcommittee.

        2.9. "Company" means Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, and its successors and assigns.

        2.10. "Director" means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company or any Employer shall not be considered a Director, but instead shall be considered an employee for purposes of the Plan.

        2.11. "Disability" means, with respect to any Incentive Stock Option, disability as determined under Code Section 22(e)(3), and with respect to any other Award, (i) with respect to a Participant who is eligible to participate in the Employer's program of long-term disability insurance, if any, a condition with respect to which the Participant is entitled to commence benefits under such program, and (ii) with respect to any Participant (including a Participant who is eligible to participate in the Employer's program of long-term disability insurance, if any), a disability as determined under procedures established by the Committee or in any Award.

        2.12. "Effective Date" shall have the meaning ascribed to such term in Section 1.4 hereof.

        2.13. "Eligible Participant" means an employee of the Employer (including an officer) as well as any other natural person, including a Director and a consultant or advisor who provides bona fide services to the Employer not in connection with the offer or sale of securities in a capital-raising transaction, subject to limitations as may be provided by the Code, the Act or the Committee, as shall be determined by the Committee.

        2.14. "Employer" means the Company and any entity during any period that it is a "parent corporation" or a "subsidiary corporation" with respect to the Company within the meaning of Code Sections 424(e) and 424(f). With respect to all purposes of the Plan, including but not limited to, the establishment, amendment, termination, operation and administration of the Plan, the Company shall be authorized to act on behalf of all other entities included within the definition of "Employer."

        2.15. "Fair Market Value" means the fair market value of a Share, as determined in good faith by the Committee; provided, however, that

          (a) if the Shares are traded on a national or regional securities exchange or on The Nasdaq National Market System ("Nasdaq") on a given date, Fair Market Value on such date shall be the average of the high and low sales price for a Share on the securities exchange on such date (or, if no sales of Shares were made on such exchange on such date, on the next preceding day on which sales were made on such exchange), all as reported in The Wall Street Journal or such other source as the Committee deems reliable; and

          (b) if the Shares are not listed on any securities exchange or traded on Nasdaq, but nevertheless are publicly traded and reported on Nasdaq without sale prices for the Shares being customarily quoted, Fair Market Value on such date shall be the average of the closing bid and asked quotations in such over-the-counter market as reported by Nasdaq (or, if there are no bid and asked quotations in the over-the-counter market as reported by Nasdaq on such date, on the next preceding day on which such bid and asked prices were quoted.

For purposes of subsection (a) above, if Shares are traded on more than one securities exchange then the following exchange shall be referenced to determine Fair Market Value: (i) the New York Stock Exchange ("NYSE"), or (ii) if shares are not traded on the NYSE, the Nasdaq, or (iii) if shares are not traded on the NYSE or Nasdaq, the largest regional exchange on which Shares are traded.

        2.16. "Incentive Stock Option" or "ISO" means an Option granted to an Eligible Participant under Article 5 of the Plan which is intended to meet the requirements of Section 422 of the Code.

        2.17. "Insider" shall mean an individual who is, on the relevant date, subject to the reporting requirements of Section 16(a) of the Act.

        2.18. "Named Executive Officer" means a Participant who, as of the date an Award could be deductible by the Employer, is one of the group of "covered employees" as defined in the regulations promulgated or other guidance under Code Section 162(m).

        2.19. "Nonqualified Stock Option" or "NQSO" means an Option granted to an Eligible Participant under Article 5 of the Plan which is not intended to meet the requirements of Section 422 of the Code.

        2.20. "Option" means an Incentive Stock Option or a Nonqualified Stock Option. An Option shall be designated as either an Incentive Stock Option or a Nonqualified Stock Option, and in the absence of such designation, shall be treated as a Nonqualified Stock Option.

        2.21. "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

        2.22. "Participant" means an Eligible Participant to whom an Award has been granted.

        2.23. "Performance Share" means an Award under Article 8 of the Plan that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, upon achievement of such performance objectives during the relevant performance period as the Committee shall establish at the time of such Award or thereafter, but not later than the time permitted by Code section 162(m) in the case of a Named Executive Officer, unless the Committee determines not to comply with Code section 162(m).

        2.24. "Performance Unit" means an Award under Article 8 of the Plan that has a value set by the Committee, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, upon achievement of such performance objectives during the relevant performance period as the Committee shall establish at the time of such Award or thereafter, but not later than the time permitted by Code section 162(m) in the case of a Named Executive Officer, unless the Committee determines not to comply with Code section 162(m).

        2.25. "Plan" means the Starwood Hotels & Resorts Worldwide, Inc. 2002 Long-Term Incentive Compensation Plan, as amended from time to time.

        2.26. "Restricted Stock" means an Award of Shares under Article 7 of the Plan, which Shares are issued with such restriction(s) as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Shares, to sell, transfer, pledge or assign such Shares, to vote such Shares, and/or to receive any cash dividends with respect to such Shares, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

        2.27. "Restriction Period" means the period commencing on the date an Award of Restricted Stock is granted and ending on such date as the Committee shall determine.

        2.28. "Retirement" means termination of employment other than for Cause after a Participant has reached the age of 55 years and has completed at least five years of service (full-time or full-time equivalent), provided that the sum of the age of Participant plus the number of years of service (full-time or full-time equivalent) is equal to at least 65.

        2.29. "Share" means one share of common stock, par value $.01 per share, of the Company, and one Class B share of beneficial interest, par value $.01 per share, of Starwood Hotels & Resorts, a Maryland real estate investment trust, as such interests are currently attached and trading together, and as such Share may be adjusted pursuant to the provisions of Section 4.3 of the Plan.

        2.30. "Stock Appreciation Right" or "SAR" means an Award granted under Article 6 which provides for an amount payable in Shares and/or cash, as determined by the Committee, equal to the excess of the Fair Market Value of a Share on the day the Stock Appreciation Right is exercised over the specified purchase price.

        2.31. "Stock Award" means as Award of Shares granted to a Director in payment of compensation pursuant to Section 10.2 of the Plan.

ARTICLE 3—ADMINISTRATION

        3.1    General.    This Plan shall be administered by the Committee. The Committee, in its discretion, may delegate to one or more of its members such of its powers as it deems appropriate. Members of the Committee shall be appointed originally, and as vacancies occur, by the Board, to serve at the pleasure of the Board.

        3.2    Authority of the Committee.

          (a) The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the persons who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including without limitation, the determination of the number of Options, Stock Appreciation Rights, Stock Awards, Performance Shares or Performance Units subject to an Award and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as it deems appropriate.

          (b) The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Agreement in the manner and to the extent it shall deem desirable to carry it into effect.

          (c) In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

          (d) All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all parties, including the Company, its stockholders, Participants, Eligible Participants and their estates, beneficiaries and successors.

        3.3    Participation Outside of the United States.    The Committee or its designee shall have the authority to amend the Plan (including by the adoption of appendices or subplans) and/or the terms and conditions relating to an Award to the extent necessary to permit participation in the Plan by eligible individuals who are located outside of the United States on terms and conditions comparable to those afforded to eligible individuals located within the United States, provided that any such action taken with respect to a Named Executive Officer shall be taken in compliance with Section 162(m) of the Code.

        3.4    Delegation of Authority.    Except with respect to Named Executive Officers and Insiders, the Committee may, at any time and from time to time, delegate to one or more persons any or all of its authority under Section 3.2, to the full extent permitted by law.

        3.5    Award Agreements.    Each Award granted under the Plan shall be evidenced by a written Agreement. Each Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, as may be imposed by the Committee, including without limitation, provisions related to the consequences of termination of employment. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of the Agreement.

        3.6    Indemnification.    In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof, provided such settlement is approved by independent legal counsel selected by the Company, or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, that within 60 days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

ARTICLE 4—SHARES SUBJECT TO THE PLAN

        4.1    Number of Shares.    Subject to adjustment as provided in Section 4.3, the aggregate number of Shares which are available for issuance pursuant to Awards under the Plan is thirteen million two hundred fifty thousand (13,250,000) Shares. Not more than one million (1,000,000) of the Shares reserved under the Plan may be granted in the form of Awards other than Options or SARs, and one million (1,000,000) of the Shares reserved under the Plan will be granted as Purchased Options under Section 5.9 of the Plan. Such Shares shall be made available from Shares currently authorized but unissued or Shares currently held (or subsequently acquired) by the Company as treasury shares, including Shares purchased in the open market or in private transactions. Upon approval of this Plan by the stockholders of the Company, no further grants may be made under the Company's 1999 Long-Term Incentive Plan, as amended and restated (the "1999 Plan"), but Shares available under the 1999 Plan that have not been used for awards under the 1999 Plan, and those available by application of the rules below, may be used for Options and SARs hereunder (and such Shares shall not be charged against the aggregate number of Shares available under the first sentence of this Section 4.1).

        The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

          (a) If, for any reason, any Shares awarded or subject to purchase under the Plan (or the 1999 Plan or any prior plan of the Company or any predecessor or affiliate ("Prior Plan")) are not delivered or purchased, or are reacquired by the Company, for reasons including, but not limited to, a forfeiture of Restricted Stock or termination, expiration or cancellation of an Option, Stock Appreciation Right, Performance Shares or Performance Units, such Shares ("Returned Shares") shall not be charged against the aggregate number of Shares available for issuance pursuant to Awards under the Plan and shall again be available for issuance pursuant to Award under the Plan. If the exercise price and/or withholding obligation under an Option is satisfied by tendering Shares to the Company (either by actual delivery or attestation), only the number of Shares issued net of the Shares so tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for issuance under the Plan.

          (b) Each Performance Share awarded that may be settled in Shares shall be counted as one Share subject to an Award. Each Performance Unit awarded that may be settled in Shares shall be counted as a number of Shares subject to an award, with the number determined by dividing the value of the Performance Unit at grant by the Fair Market Value of a Share at Grant. Performance Shares and Units that may not be settled in Shares (or that may be settled in Shares but are not) shall not result in a charge against the aggregate number of Shares available for issuance.

          (c) Each Stock Appreciation Right that may be settled in Shares shall be counted as one Share subject to an award. Stock Appreciation Rights that may not be settled in Shares (or that may be settled in Shares but are not) shall not result in a charge against the aggregate number of Shares available for issuance. In addition, if a Stock Appreciation Right is granted in connection with an Option and the exercise of the Stock Appreciation Right results in the loss of the Option right, the Shares that otherwise would have been issued upon the exercise of such related Option shall not result in a charge against the aggregate number of Shares available for issuance.

The provisions of the foregoing subsections shall apply for purposes of identifying Shares that are Returned Shares under the 1999 Plan or a Prior Plan and, therefore, are available for issuance pursuant to Awards under the Plan (without a charge against the aggregate number of Shares available for issuance hereunder).

        4.2    Individual Limits.    Except to the extent the Committee determines that an Award to a Named Executive Officer shall not comply with the performance-based compensation provisions of Code Section 162(m), the following rules shall apply to Awards under the Plan:

          (a)    Options and SARs.    The maximum number of Options and Stock Appreciation Rights that, in the aggregate, may be granted pursuant to Awards in any one fiscal year to any one Participant shall be five million (5,000,000).

          (b)    Restricted Stock and Performance Shares.    The maximum number of Shares of Restricted Stock that may be granted pursuant to Awards in any one fiscal year to any one Participant shall be five hundred thousand (500,000) Shares. The maximum grant of Performance Shares and Units (valued as of the grant date) that may be granted in any one fiscal year to any one Participant shall equal the value of two million (2,000,000) Shares.

        4.3    Adjustment of Shares.    If any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or an unpairing of the shares of common stock of the Company from the Class B shares of beneficial interest of Starwood Hotels & Resorts; or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spin-off, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company's corporate structure, or any distribution to stockholders (other than a cash dividend) results in the outstanding Shares, or any securities exchanged therefore or received in their place, being exchanged for a different number or class of shares or other securities of the Company, or for shares of stock or other securities of any other corporation (including unpaired shares replacing paired Shares); or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding Shares; then equitable adjustments shall be made by the Committee, as it determines are necessary and appropriate, in:

          (a) the limitation on the aggregate number of Shares that may be awarded as set forth in Section 4.1;

          (b) the limitations on the aggregate number of Shares that may be awarded to any one single Participant as set forth in Section 4.2;

          (c) the number and class of Shares that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

          (d) the Option Price under outstanding Options and the number of Shares to be transferred in settlement of outstanding Stock Appreciation Rights; and

          (e) the terms, conditions or restrictions of any Award and Agreement, including the price payable for the acquisition of Shares; provided, however, that all such adjustments made in respect of each ISO shall be accomplished so that such Option shall continue to be an incentive stock option within the meaning of Code Section 422.

ARTICLE 5—STOCK OPTIONS

        5.1    Grant of Options.    Subject to the terms and provisions of the Plan, Options may be granted to Eligible Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have sole discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants; provided that only an Employee may be granted ISOs.

        5.2    Agreement.    Each Option grant shall be evidenced by an Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Option Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be an NQSO.

        5.3    Option Price.    The Option Price for each grant of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

        5.4    Duration of Options.    Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the eighth (8th) anniversary of its grant date.

        5.5    Exercise of Options.    Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of or provision of services by the Participant with the Company or any Employer, which need not be the same for each grant or for each Participant. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of a Change in Control of the Company or upon the occurrence of other events as specified in the Agreement. In addition, the Committee may provide in the Agreement for the deferral of option gains related to an exercise.

        5.6    Payment.    Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares (less any amount previously paid by the Participant to acquire the Option). The Option Price upon exercise of any Option shall be payable to the Company in full, either: (a) in cash, (b) cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired Shares (or delivering a certification or attestation of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the tendered Shares must have been held by the Participant for any period required by the Committee), or (d) by a combination of (a), (b) and (c). The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

        5.7    Nontransferability of Options.

          (a)    Incentive Stock Options.    No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

          (b)    Nonqualified Stock Options.    Except as otherwise provided in a Participant's Award Agreement consistent with securities and other applicable laws, rules and regulations, no NQSO granted under this Article 5 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 5 shall be exercisable during his or her lifetime only by such Participant.

        5.8    Reload Options.    Without in any way limiting the authority of the Committee to grant Awards hereunder, the Committee shall have the authority to grant additional Options ("Reload Options") for a number of Shares equal to the number of Shares surrendered by the Participant upon exercise of the original Option as provided in this Section 5.8. Any such Reload Option shall be subject to such other terms and conditions as the Committee may determine. Notwithstanding the above, (i) the Committee shall have the right, in its sole discretion, to withdraw a Reload Option to the extent that the grant thereof will result in any adverse accounting consequences to the Company and (ii) no additional Reload Options shall be granted upon the exercise of a Reload Option.

        5.9    Purchased Options.    Without in any way limiting the authority of the Committee to grant Awards hereunder, the Committee shall have the authority to grant Options to Participants in exchange for a stated purchase price for such Option (which may be payable by the Participant directly or, at the election of the Participant, may be offset from bonus or other amounts owed to the Participant by the Company). Any amount paid by a Participant to acquire an Option shall be considered a prepayment of the Exercise Price and shall reduce the amount needed to satisfy payment of the Exercise Price upon exercise of the Option.

        5.10    Special Rules for ISOs.    Notwithstanding the above, in no event shall any Participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a share on the date the ISO is granted or be eligible to receive an ISO that is exercisable later than the fifth (5th) anniversary date of its grant. No Participant may be granted ISOs (under the Plan and all other incentive stock option plans of the Employer) which are first exercisable in any calendar year for Shares having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds One Hundred Thousand Dollars ($100,000).

ARTICLE 6—STOCK APPRECIATION RIGHTS

        6.1    Grant of SARs.    A Stock Appreciation Right may be granted to an Eligible Participant in connection with an Option granted under Article 5 of this Plan or may be granted independently of any Option. A Stock Appreciation Right shall entitle the holder, within the specified period, to exercise the SAR and receive in exchange therefor a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share exceeds the exercise price, times the number of Shares with respect to which the SAR is exercised. A SAR granted in connection with an Option (a "Tandem SAR") shall entitle the holder of the related Option, within the period specified for the exercise of the Option, to surrender the unexercised Option, or a portion thereof, and to receive in exchange therefore a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share exceeds the Option price per Share, times the number of Shares under the Option, or portion thereof, which is surrendered.

        6.2    Tandem SARs.    Each Tandem SAR shall be subject to the same terms and conditions as the related Option, including limitations on transferability, and shall be exercisable only to the extent such Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Option terminates or lapses. The grant of Stock Appreciation Rights related to ISOs must be concurrent with the grant of the ISOs. With respect to NQSOs, the grant either may be concurrent with the grant of the NQSOs, or in connection with NQSOs previously granted under Article 5, which are unexercised and have not terminated or lapsed.

        6.3    Payment.    The Committee shall have sole discretion to determine in each Agreement whether the payment with respect to the exercise of an SAR will be in the form of all cash, all Shares, or any combination thereof. If payment is to be made in Shares, the number of Shares shall be determined based on the Fair Market Value of a Share on the date of exercise. If the Committee elects to make full payment in Shares, no fractional Shares shall be issued and cash payments shall be made in lieu of fractional shares. The Committee shall have sole discretion as to the timing of any payment made in cash or Shares, or a combination thereof, upon exercise of SARs. Payment may be made in a lump sum, in annual installments or may be otherwise deferred; and the Committee shall have sole discretion to determine whether any deferred payments may bear amounts equivalent to interest or cash dividends.

        6.4    Exercise of SARs.    Upon exercise of an SAR, the number of Shares subject to exercise under any related Option shall automatically be reduced by the number of Shares represented by the Option or portion thereof which is surrendered.

ARTICLE 7—RESTRICTED STOCK

        7.1    Grant of Restricted Stock.    Restricted Stock Awards may be made to Eligible Participants as a reward for past service or as an incentive for the performance of future services that will contribute materially to the successful operation of the Employer. Awards of Restricted Stock may be made either alone or in addition to or in tandem with other Awards granted under the Plan and may be current grants of Restricted Stock or deferred grants of Restricted Stock.

        7.2    Restricted Stock Agreement.    The Restricted Stock Agreement shall set forth the terms of the Award, as determined by the Committee, including, without limitation, the purchase price, if any, to be paid for such Restricted Stock, which may be more than, equal to, or less than Fair Market Value and may be zero, subject to such minimum consideration as may be required by applicable law; any restrictions applicable to the Restricted Stock such as continued service or achievement of performance goals; the length of the Restriction Period and whether any circumstances, such as death, Disability, or a Change in Control, will shorten or terminate the Restriction Period; and rights of the Participant to vote or receive dividends with respect to the Shares during the Restriction Period. Subject to shortening the length of the Restriction Period upon the occurrence of certain circumstances, such as death, Disability, or a Change in Control, or upon the achievement of performance goals, all grants of Restricted Stock shall have a Restriction Period of at least three (3) years, except for Restricted Stock Awards issued in lieu of all or part of a cash bonus payment otherwise payable to the Participant. Restricted Stock Awards issued in lieu of cash bonus amounts shall be subject to a restriction period of not more than two (2) years, with rights to fifty percent (50%) of the Award after one (1) year, and the Award value shall equal one hundred thirty-three and one-third percent (133 1/3%) of the amount of the Participant's cash bonus that is replaced.

        Notwithstanding Section 3.5 of the Plan, a Restricted Stock Award must be accepted within a period of sixty (60) days, or such other period as the Committee may specify, by executing a Restricted Stock Agreement and paying whatever price, if any, is required. The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such recipient has executed a Restricted Stock Agreement and has delivered a fully executed copy thereof to the Committee, and has otherwise complied with the applicable terms and conditions of such Award.

        7.3    Nontransferability.    Except as otherwise provided in this Article 7, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

        7.4    Certificates.    Upon an Award of Restricted Stock to a Participant, Shares of Restricted Stock shall be registered in the Participant's name. Certificates, if issued, may either be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse and/or be issued to the Participant and registered in the name of the Participant, bearing an appropriate restrictive legend and remaining subject to appropriate stop-transfer orders. If required by the Committee, the Participant shall deliver to the Company one or more stock powers endorsed in blank relating to the Restricted Stock. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant; provided, however, that the Committee may cause such legend or legends to be placed on any such certificates as it may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state law.

        7.5    Dividends and Other Distributions.    Except as provided in this Article 7 or in the Award Agreement, a Participant receiving a Restricted Stock Award shall have, with respect to such Restricted Stock Award, all of the rights of a stockholder of the Company, including the right to vote the Shares to the extent, if any, such Shares possess voting rights and the right to receive any dividends; provided, however, the Committee may require that any dividends on such Shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be paid to the Company for the account of the Participant. The Committee shall determine whether interest shall be paid on such amounts, the rate of any such interest, and the other terms applicable to such amounts. In addition, with respect to Named Executive Officers, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to Restricted Stock such that the dividends and/or Restricted Stock maintain eligibility for the performance-based compensation exception under Code Section 162(m).

ARTICLE 8—PERFORMANCE SHARES AND UNITS

        8.1    Grant of Performance Shares/Units.    Performance Shares, Performance Units or both may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

        8.2    Value of Performance Shares/Units.    Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Shares, Performance Units or both that will be paid out to the Participant. For purposes of this Article 8, the time period during which the performance goals must be met shall be called a "Performance Period."

        8.3    Earning of Performance Shares/Units.    Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares/Units shall be entitled to receive a payout of the number and value of Performance Shares/Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

        8.4    Form and Timing of Payment of Performance Shares/Units.    Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Shares/Units in the form of cash or in Shares (or in a combination thereof) which has an aggregate Fair Market Value equal to the value of the earned Performance Shares/Units at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form and timing of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

        Except as otherwise provided in the Participant's Award Agreement, a Participant shall be entitled to receive any dividends declared with respect to Shares earned in connection with earned grants of Performance Shares/Units, that have not yet been distributed to the Participant (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Units of Restricted Stock, as set forth in Section 7.5 herein). In addition, unless otherwise provided in the Participant's Award Agreement, a Participant shall be entitled to exercise full voting rights with respect to such Shares.

        8.5    Nontransferability.    Except as otherwise provided in a Participant's Award Agreement, Performance Shares/Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 9—PERFORMANCE MEASURES

        Until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Article 9, the attainment of which may determine the degree of payout and/or vesting with respect to Named Executive Officers' Awards that are intended to qualify under the performance-based compensation provisions of Code Section 162(m), the performance measure(s) to be used for purposes of such Awards shall be chosen from among the following: earnings, earnings per share, consolidated pre-tax earnings, net earnings, operating income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), gross margin, revenues, revenue growth, market value added, economic value added, return on equity, return on investment, return on assets, return on net assets, return on capital employed, total stockholder return, profit, economic profit, capitalized economic profit, after-tax profit, pre-tax profit, cash flow measures, cash flow return, sales, sales volume, inventory turnover ratio, stock price, cost, and/or unit cost. The Committee can establish other performance measures for Performance Awards granted to Eligible Participants that are not Named Executive Officers.

        The Committee shall be authorized to make adjustments in performance based criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the

Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee shall also have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the performance-based compensation exception from the deductibility limitations of Code Section 162(m), and which are held by Named Executive Officers, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

        If applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the performance-based compensation exception from the deductibility limitations of Code Section 162(m), the Committee may make such grants without satisfying the requirements of Code Section 162(m).

ARTICLE 10—AWARDS TO DIRECTORS

        10.1    Stock Options.    On June 30, 2002 and on each date thereafter that the Company makes its regular, annual grant of Options to employees (the "Annual Grant Date"), each Director shall be granted an NQSO to purchase 4,500 Shares at an Option Price equal to one hundred percent (100%) of the Fair Market Value of a Share on such grant date; provided, however, that each individual who is first elected to serve as a Director on a date after an Annual Grant Date (including, for this purpose, June 30, 2002 as an Annual Grant Date) and prior to the next Annual Grant Date (the "Prorated Option Grant Date") shall be granted an NQSO to purchase a prorated number of Shares at an Option Price equal to one hundred percent (100%) of the Fair Market Value of a Share on such Prorated Option Grant Date, prorated as follows: if the Prorated Option Grant Date is less than 3 months after the Annual Grant Date, the number of Shares subject to the Option shall be 4,500 Shares; if the Prorated Option Grant Date is at least 3 months but less than 6 months after the Annual Grant Date, the number of Shares subject to the Option shall be 3,375 Shares; if the Prorated Option Grant Date is at least 6 months but less than 9 months after the Annual Grant Date, the number of Shares subject to the Option shall be 2,250 Shares; and if the Prorated Option Grant Date is at least 9 months but less than 12 months after the Annual Grant Date, the number of Shares subject to the Option shall be 1,125 Shares.

        Each Option granted under this Article 10 shall be fully exercisable on and after its date of grant, shall expire eight (8) years after its date of grant (notwithstanding termination of service as a Director for any reason prior to such eight-year anniversary date) and may be exercised in whole or in part in accordance with Sections 5.5 and 5.6. If a Director dies while an Option is outstanding, such Option may be exercised by the Director's beneficiary until and including the expiration date of the term of such Option.

        10.2    Stock Awards.    In place of cash compensation, on the last day of March, June, September and December of each calendar year, each Director shall be awarded, on a current basis or at the prior election of the Director on a deferred basis, a number of Shares (rounded to the nearest whole Share) equal to one-quarter of $50,000 divided by the Fair Market Value of a Share on the immediately preceding December 31; provided that such $50,000 shall be reduced, but not below $25,000, to the extent a Director elects (prior to such immediately preceding December 31, or with respect to any person who became a Director subsequent to such date, within 30 days of becoming a Director) to receive cash in lieu of Shares under this Section 10.2 (a "Cash Election"). The Shares awarded pursuant to this Section 10.2 shall not be Restricted Stock. On or before each December 31 (or in the case of a person who first becomes a Director subsequent to December 31, within 30 days of becoming a Director), a Director may, by written notice to the Company, elect to defer receipt (a "Deferral Election") of any or all of the Shares to be granted to the Director under this Section 10.2 (or cash to the extent of his or her Cash Election) which would otherwise be thereafter payable to him or her in the manner prescribed by the Company for such deferrals.

ARTICLE 11—BENEFICIARY DESIGNATION

        Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 12—DEFERRALS

        The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 13—WITHHOLDING

        13.1    Tax Withholding.    The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

        13.2    Share Withholding.    With respect to withholding required upon the exercise of Options or SARS, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, unless other arrangements are made with the consent of the Committee, Participants shall satisfy the withholding requirement by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to not more than the minimum amount of tax required to be withheld with respect to the transaction. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 14—AMENDMENT AND TERMINATION

        14.1    Amendment of Plan.    The Committee may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards previously granted under the Plan, unless the affected Participants consent in writing. To the extent required by Code Section 162(m) or 422 and/or the rules of the exchange upon which the Shares are traded or other applicable law, no amendment, without approval by the Company's stockholders, shall (i) modify the requirements as to eligibility for participation in the Plan; (ii) except as provided in Section 4.3, increase the maximum number of Shares which are available for issuance in accordance with Section 4.1; (iii) increase the maximum grants that may be made to a Participant under Section 4.2, (iv) change the performance measures in Article 9, or (v) materially increase benefits accruing to Participants.

        14.2    Amendment of Award Agreement.    The Committee may, at any time, amend outstanding Agreements in a manner not inconsistent with the terms of the Plan; provided, however, except as provided in Section 14.4, if such amendment is adverse to the Participant, as determined by the

Committee, the amendment shall not be effective unless and until the Participant consents, in writing, to such amendment. To the extent not inconsistent with the terms of the Plan, the Committee may, at any time, amend an outstanding Agreement in a manner that is not unfavorable to the Participant without the consent of such Participant. Notwithstanding the above provision, the Committee shall not have the authority to decrease the Option Price of any outstanding Option, except in accordance with Section 4.3 or unless such an amendment is approved by the stockholders of the Company.

        14.3    Termination of Plan.    No Awards shall be granted under the Plan after April 4, 2012, but Awards theretofore granted may extend beyond that date.

        14.4    Cancellation of Awards.    The Committee may provide in the Award Agreement that if a Participant engages in any "Detrimental Activity" (as defined below), the Committee may, notwithstanding any other provision in this Plan to the contrary, cancel, rescind, suspend, withhold or otherwise restrict or limit any unexpired, unexercised, unpaid or deferred Award as of the first date the Participant engages in the Detrimental Activity, unless sooner terminated by operation of another term of this Plan or any other agreement. Without limiting the generality of the foregoing, the Agreement may also provide that if the Participant exercises an Option or SAR, receives a Performance Share or Performance Unit payout, or receives Shares under an Award at any time during the period beginning six months prior to the date the Participant first engages in Detrimental Activity and ending six months after the date the Participant ceases to engage in any Detrimental Activity, the Participant shall be required to pay to the Company the excess of the then fair market value of the Shares subject to the Award over the total price paid by the Participant for such Shares.

        For purposes of this Section, "Detrimental Activity" means any of the following, as determined by the Committee in good faith: (i) the violation of any agreement between the Company and the Participant relating to the disclosure of confidential information or trade secrets, the solicitation of employees, customers, suppliers, licensees, licensors or contractors, or the performance of competitive services; (ii) conduct that constitutes Cause (as defined in Section 2.5 above), whether or not the Participant's employment is terminated for Cause; (iii) making, or causing or attempting to cause any other person to make, any statement, either written or oral, or conveying any information about the Company which is disparaging or which in any way reflects negatively upon the Company; (iv) improperly disclosing or otherwise misusing any confidential information regarding the Company; or (v) the refusal or failure of a Participant to provide, upon the request of the Company, a certification, in a form satisfactory to the Company, that he or she is in full compliance with the terms and conditions of the Plan; provided, that the Committee may provide in the Agreement that only certain of the restrictions provided above apply for purposes of the Award Agreement.

        14.5    Assumption or Cancellation of Awards.    In the event of a proposed sale of all or substantially all of the assets or stock of the Company, the merger of the Company with or into another corporation such that stockholders of the Company immediately prior to the merger exchange their shares of stock in the Company for cash and/or shares of another entity or any other corporate transaction to which the Committee deems this provision applicable, each Award shall be assumed or an equivalent Award shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation (and adjusted as appropriate), unless such successor corporation does not agree to assume the Award or to substitute an equivalent award, in which case the Committee may, in lieu of such assumption or substitution, provide for the Participant to have the right to exercise the Option or other Award as to all Shares, including Shares as to which the Option or other Award would not otherwise be exercisable (or with respect to Restricted Stock, provide that all restrictions shall lapse). If the Committee makes an Option or other Award fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets or stock or other corporate transaction, the Committee shall notify the Participant that, subject to rescission if the merger, sale of assets or stock or other corporate transaction is not successfully completed within a certain period, the Option or other Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice (or such other period as provided by the Committee), and, to the extent not exercised, the Option or other Award will terminate upon the expiration of such period.

ARTICLE 15—MISCELLANEOUS PROVISIONS

        15.1    Restrictions on Shares.    All certificates for Shares delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

        Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of the benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

        15.2    Rights of a Stockholder.    Except as otherwise provided in Article 7 of the Plan and in the Restricted Stock Agreement, each Participant who receives an Award of Restricted Stock shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares to the extent, if any, such Shares possess voting rights and receive dividends and other distributions. Except as provided otherwise in the Plan or in an Agreement, no Participant awarded an Option, Stock Appreciation Right, Stock Award, or Performance Share shall have any right as a stockholder with respect to any Shares covered by such Award prior to the date of issuance to him or her of a certificate or certificates for such Shares.

        15.3    No Implied Rights.    Nothing in the Plan or any Award granted under the Plan shall confer upon any Participant any right to continue in the service of the Employer, or to serve as a Director thereof, or interfere in any way with the right of the Employer to terminate his or her employment or other service relationship at any time. Unless agreed by the Board, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan, severance program, or other arrangement of the Employer for the benefit of its employees. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company.

        15.4    Compliance with Laws.

          (a) At all times when the Committee determines that compliance with Code Section 162(m) is required or desirable, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Awards under the Plan, the Committee may, subject to the requirements of Article 14, make any adjustments it deems appropriate.

          (b) The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not Insiders.

        15.5    Successors.    The terms of the Plan shall be binding upon the Company, and its successors and assigns.

        15.6    Tax Elections.    Each Participant agrees to give the Committee prompt written notice of any election made by such Participant under Code Section 83(b) or any similar provision thereof.

        15.7    Legal Construction.

          (a)    Severability.    If any provision of this Plan or an Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Agreement, it shall be stricken and the remainder of the Plan or the Agreement shall remain in full force and effect.

          (b)    Gender and Number.    Where the context admits, words in any gender shall include the other gender, words in the singular shall include the plural and words in the plural shall include the singular.

          (c)    Governing Law.    To the extent not preempted by federal law, the Plan and all Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Maryland.

        IN WITNESS WHEREOF, this Plan is executed this            day of            , 2002.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
By: Authorized Officer
ATTEST:
Secretary

ANNEX C

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I—INTRODUCTION.

        1.1 STATEMENT OF PURPOSE. The purpose of the Starwood Hotels & Resorts Worldwide, Inc. Employee Stock Purchase Plan (the "Plan") is to provide eligible employees of the Company and its Subsidiaries, who wish to become stockholders, an opportunity to purchase Common Stock of the Company. The Board of Directors of the Company believes that employee participation in ownership will be to the mutual benefit of both the employees and the Company.

        1.2 INTERNAL REVENUE CODE CONSIDERATIONS. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended.

ARTICLE II—CERTAIN DEFINITIONS.

        2.1 "ADMINISTRATOR" means the individual or committee (which may be comprised of Employees, directors on the Board, or a combination thereof) appointed by the Board to administer the Plan, as provided in Section 6.5 hereof.

        2.2 "BOARD" means the Board of Directors of the Company.

        2.3 "CODE" means the Internal Revenue Code of 1986, as amended.

        2.4 "COMPANY" means Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation.

        2.5 "COMPENSATION" means the total remuneration paid, during the period of reference, to an Employee by the Employer, including regular salary or wages, overtime payments, bonuses, commissions and vacation pay, to which has been added (a) any elective deferral amounts by which the Employee has had his current remuneration reduced for the purposes of funding a contribution to any plan sponsored by the Employer and satisfying the requirements of section 401(k) of the Code, and (b) any amounts by which the Employee's compensation has been reduced pursuant to a compensation reduction agreement between the Employee and the Employer for the purpose of funding benefits through any cafeteria plan sponsored by the Employer meeting the requirements of section 125 of the Code. There shall be excluded from "Compensation" for the purposes of the Plan, whether or not reportable as income by the Employee, expense reimbursements of all types, payments in lieu of expenses, the Employer contributions to any qualified retirement plan or other program of deferred compensation (except as provided above), the Employer contributions to Social Security or worker's compensation, the costs paid by the Employer in connection with fringe benefits and relocation, including gross-ups, and any amounts accrued for the benefit of the Employee, but not paid, during the period of reference.

        2.6 "CONTINUOUS SERVICE" means the period of time during which the Employee has been employed by the Company or a Subsidiary and during which there has been no interruption of Employee's employment by the Company or a Subsidiary. For this purpose, periods of Excused Absence shall not be considered to be interruptions of Continuous Service. Continuous Service may, at the election of the Company, include periods of service with a prior employer for individuals who become Employees of the Company or a Subsidiary following a merger, stock purchase or asset purchase by the Company or a Subsidiary of the Company.

        2.7 "EFFECTIVE DATE" shall mean the date on which the Plan is approved at a duly held meeting of the stockholders of the Company by the affirmative vote of the holders of the majority of outstanding Common Stock of the Company present, or represented, and entitled to vote at the meeting.

        2.8 "ELIGIBLE EMPLOYEE" means each Employee who has completed thirty (30) days of Continuous Service other than:

          (a) an Employee whose customary employment is for not more than five months in any calendar year;

          (b) an Employee who is deemed for purposes of Section 423(b)(3) of the Code to own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company; and

          (c) an Employee subject to the laws of a country which would prohibit the Employee's participation in the Plan.

        2.9 "EMPLOYEE" means each person employed by the Company or a Subsidiary.

        2.10 "EMPLOYER" means the Company and each Subsidiary.

        2.11 "EXCUSED ABSENCE" means absence pursuant to a leave of absence granted by the Company or any other entity constituting the Employer, absence due to disability or illness, absence by reason of a layoff, or absence by reason of active duty in the armed forces of the United States. In no event may an Excused Absence exceed six (6) months in length (or, if longer and if applicable, the period of the individual's active duty in the armed forces of the United States and such period thereafter, as such individual's right to reemployment by the Company is protected by law), and any absence shall cease to be an Excused Absence upon the earlier of (a) the last day of the calendar month in which the duration of the absence reaches six (6) months (or, if longer and if applicable, the period of the individual's active duty in the armed forces of the United States and such period thereafter, as such individual's right to reemployment by the Company is protected by law) or (b) the last day of the calendar month in which the leave expires by its terms, the layoff ends by recall or permanent separation from service, or recovery from illness or disability occurs.

        2.12 "FAIR MARKET VALUE" means, with respect to Stock, the fair market value of such stock, as determined in good faith by the Administrator; provided, however, that

          (a) if the Stock is admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Stock on such exchange on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported,

          (b) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and has been designated as a National Market System ("NMS") security, Fair Market Value on any date shall be the last sale price reported for the Stock on such system on such date or on the last day preceding such date on which a sale was reported, or

          (c) if the Stock is admitted to Quotation on NASDAQ and has not been designated a NMS security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date.

        2.13 "INITIAL OFFERING DATE" is defined in Section 2.15 below.

        2.14 "OFFERING" means the offering of shares of Stock under the Plan.

        2.15 "OFFERING DATE" means the first business day of each Purchase Period during which the Plan is in effect; provided, however, that the initial Offering Date ("Initial Offering Date") shall be the first business day after the Effective Date as of which the Administrator determines that participation in the Plan can be offered to Eligible Employees.

        2.16 "PARTICIPANT" means each Eligible Employee who elects to participate in the Plan.

        2.17 "PLAN" means the Starwood Hotels & Resorts Worldwide, Inc. Employee Stock Purchase Plan, as the same is set forth herein and as the same may hereafter be amended.

        2.18 "PURCHASE AGREEMENT" means the document prescribed by the Administrator pursuant to which an Eligible Employee has enrolled to be a Participant or such electronic equivalent as may be permitted by the Administrator.

        2.19 "PURCHASE DATE" means the last business day of each Purchase Period.

        2.20 "PURCHASE PERIOD" means the 3-month period beginning each March 1, June 1, September 1, and December 1; provided, however, the initial Purchase Period "Initial Purchase Period" may be a short period beginning on the Initial Offering Date and ending on the last business day of the Purchase Period in which the Initial Offering Date falls. The Administrator shall have the authority to change the duration and/or frequency of Purchase Periods and/or to suspend the Plan for one or more Purchase Periods or portions of a Purchase Period, and shall announce any such change at least 5 days prior to the scheduled beginning of the first Purchase Period to be affected by the change, or, for changes affecting a Purchase Period in progress, at least 5 days prior to the Purchase Date for such Purchase Period.

        2.21 "PURCHASE PRICE" means such term as it is defined in Section 4.3 hereof.

        2.22 "STOCK" means the Common Stock, par value $.01 per share, of the Company ("Company Common Stock") and the Class B shares of beneficial interest of Starwood Hotels & Resorts, a Maryland real estate investment trust and subsidiary of the Company, that are attached to and trade together with the Company Common Stock.

        2.23 "STOCK PURCHASE ACCOUNT" means a book record account representing all amounts withheld from an Employee's Compensation or otherwise paid into the Plan for the purpose of purchasing shares of Stock for such Employee under the Plan, reduced by all amounts applied to the purchase of Stock for such Employee under the Plan.

        2.24 "SUBSIDIARY" shall mean a corporation described in Section 424(f) of the Code that has, with the permission of the Administrator, adopted the Plan. The participating Subsidiaries on the Effective Date are listed on Schedule A attached hereto.

ARTICLE III—ADMISSION TO PARTICIPATION.

        3.1 INITIAL PARTICIPATION. Only Eligible Employees may participate in the Plan. Eligible Employees who are covered by a collective bargaining agreement may participate unless the representative for such collectively bargained employees elects for such group of employees not to participate in the Plan. Any Eligible Employee may elect to be a Participant and may become a Participant by executing and filing with the Administrator a Purchase Agreement at such time in advance of the next Offering Date and on such forms as prescribed by the Administrator, or through telephone or other electronic arrangements as may be established by the Administrator. The effective date of an Eligible Employee's participation shall be the Offering Date next following the date on which the Administrator receives from the Eligible Employee a properly filed Purchase Agreement or, if the Purchase Agreement is received after the deadline set by the Administrator for such Purchase Period, the following Offering Date. Participation in the Plan will continue automatically from one Purchase Period to another unless notice is given pursuant to Section 3.2.

        3.2 VOLUNTARY DISCONTINUANCE OF PARTICIPATION. Any Participant may voluntarily withdraw from the Plan by filing a Notice of Withdrawal with the Administrator at such time in advance of the next Purchase Date and on such forms, or using such other procedures, as the Administrator may specify. Upon such withdrawal, there shall be paid to the Participant the amount, if any, standing to his credit in his Stock Purchase Account. The delivery of certificates representing the shares of Stock held for such Participant under the Plan shall be handled in the manner provided in Section 4.6.

        3.3 INVOLUNTARY DISCONTINUANCE OF PARTICIPATION. If a Participant ceases to be an Eligible Employee other than by death, the entire amount, if any, standing to the Participant's credit in his Stock Purchase Account shall be refunded to him. Notwithstanding the foregoing, should a Participant cease to be an Eligible Employee (as a result of the restrictions in Section 2.8(b)) by reason of being granted an option to purchase Stock under a stock option plan maintained by the Company, such Participant may continue to participate only through the end of the Purchase Period during which such option was granted. The delivery of certificates representing the shares of Stock held for such Participant under the Plan shall be handled in the manner provided in Section 4.6.

        3.4 READMISSION TO PARTICIPATION. Any Eligible Employee who has previously been a Participant, who has discontinued participation, and who wishes to be reinstated as a Participant may become a Participant after a waiting period determined by the Administrator and applied consistently to all Participants (currently one full Purchase Period) by executing and filing with the Administrator, at such time in advance as the Administrator shall determine, a new Purchase Agreement on forms provided by the Administrator, or through telephone or other electronic arrangements as may be established by the Administrator. Reinstatement to Participant status shall be effective as of the Offering Date next following the later of (i) expiration of the waiting period, and (ii) the date on which the Administrator receives from the Eligible Employee the properly filed Purchase Agreement, provided that such Purchase Agreement is filed no later than the deadline in advance of such Offering Date as prescribed by the Administrator.

ARTICLE IV—STOCK PURCHASE.

        4.1 RESERVATION OF SHARES. Except as provided in the antidilution provisions of Section 5.2 hereof, the aggregate number of shares of Stock that may be purchased under the Plan shall not exceed ten million shares. Shares of Stock issued pursuant to the Plan may be either unissued shares of Stock, Stock held in treasury, or shares of Stock acquired in the market or directly from shareholders.

        4.2 LIMITATION ON SHARES AVAILABLE. Subject to the other limitations set forth in the Plan, the maximum number of shares of Stock that may be purchased for each Participant on a Purchase Date is the lesser of (a) the number of whole (and, if permitted, fractional) shares of Stock that can be purchased by applying the full balance of his Stock Purchase Account to such purchase of shares at the Purchase Price (as hereinafter determined), (b) the number of shares of Stock that would not cause the Participant to exceed the limit of Section 2.8(b), or (c) an amount equal to 50% of the Participant's expected Purchase Period Compensation divided by 85% of the Fair Market Value of the Stock on the Offering Date. A Participant's expected Purchase Period Compensation shall be determined by multiplying his normal hourly or weekly rate of Compensation (as in effect on the last day prior to such Offering Date) by the number of regularly scheduled hours or weeks of work for such Participant during the Purchase Period. Any portion of a Participant's Stock Purchase Account that cannot be applied by reason of the foregoing limitation shall remain in the Participant's Stock Purchase Account for application to the purchase of Stock on the next Purchase Date (unless withdrawn before such next Purchase Date); provided, however, that any excess amounts carried over (other than amounts resulting only from the failure to purchase fractional shares) shall reduce the Participant's maximum deferral amount under Section 4.4, such that the total of any amounts carried over to the next Purchase Period (other than amounts resulting only from the failure to purchase fractional shares), when added to the Participant's payroll deductions under the Plan for such Purchase Period, shall not exceed twenty percent (20%) of all payments of Compensation to the Participant for such Purchase Period.

        4.3 PURCHASE PRICE OF SHARES. The Purchase Price per share of Stock purchased for Participants pursuant to any Offering shall be the sum of (a) eighty-five percent (85%) of the Fair Market Value of such share on the Offering Date on which such Offering commences or on the Purchase Date on which such Offering expires, whichever is lower, and (b) any transfer, excise, or similar tax imposed on the transaction pursuant to which such share of Stock is purchased. If the Purchase Date with respect to the purchase of Stock is a day on which the stock is selling ex-dividend but is on or before the record date for such dividend, then for Plan purposes the Purchase Price per share will be increased by an amount equal to the dividend per share. In no event shall the Purchase Price be less than the par value of the Stock.

        4.4 ESTABLISHMENT OF STOCK PURCHASE ACCOUNT. Each Participant shall authorize payroll deductions from Compensation for the purposes of funding his Stock Purchase Account. In the Purchase Agreement, each Participant shall authorize a deduction from each payment of his Compensation during a Purchase Period, which deduction shall be not more than twenty percent (20%) of the gross amount of such payment, subject to Section 4.5(b), and not less than any minimum amount established by the Plan Administrator or its designee. If a Participant is employed by more than one Employer, such Participant can elect to have up to twenty percent (20%) of his Compensation from all Employers deducted from the payment of Compensation by a single Employer. The Administrator or its designee may require that any payroll deduction must be made in whole percentages (i.e., 1%, 2%, 3%, etc.) and not in any fraction of a percentage. In addition, the Administrator may allow, in its sole discretion and subject to such terms and procedural requirements as it may establish, for the delivery of payments by Participants directly to the Administrator or its designee; provided, however, that the total payroll deductions and direct cash payments may not exceed, in the aggregate for any calendar year, twenty percent (20%) of the total Compensation paid such Participant for the respective calendar year. Subject to Section 3.2, a Participant may not reduce or increase his payroll deduction rate during any Purchase Period. However, a Participant may change the deduction to any permissible level for any subsequent Purchase Period by filing notice thereof at such time preceding the Offering Date on which such subsequent Purchase Period commences as the Administrator shall determine.

        4.5 EXERCISE OF PURCHASE PRIVILEGE.

          (a) Subject to the provisions of Section 4.2 above, on each Purchase Date there shall be purchased for the Participant at the Purchase Price the largest number of whole shares (and, if permitted by the Administrator, fractional shares) of Stock that can be purchased with the entire amount standing to the Participant's credit in his Stock Purchase Account. If fractional shares are not purchased, any amount credited to a Participant's Stock Purchase Account not used to purchase whole shares shall remain credited to the Participant's Stock Purchase Account for application to the purchase of Stock on the next Purchase Date (unless withdrawn before such next Purchase Date).

          (b) Notwithstanding anything contained herein to the contrary, (i) a Participant may not during any calendar year purchase shares of Stock having an aggregate Fair Market Value, determined at the time of each Offering Date during such calendar year, of more than $25,000, and (ii) all rights to purchase Stock offered on an Offering Date must be exercised within twenty-seven (27) months of such Offering Date.

        4.6 SHARE OWNERSHIP; ISSUANCE OF CERTIFICATES.

          (a) The shares purchased for a Participant on a Purchase Date shall, for all purposes, be deemed to have been issued and/or sold at the close of business on such Purchase Date. Prior to that time, none of the rights or privileges of a stockholder of the Company shall inure to the Participant with respect to such shares. All the shares of Stock purchased under the Plan shall be delivered by the Company in a manner as determined by the Administrator in accordance with Section 4.6(b).

          (b) The Administrator, in its sole discretion, may determine the method for delivering shares of Stock by the Company, including, but not limited to, (i) by issuing and delivering a certificate or certificates for the number of shares of Stock purchased for all Participants on a Purchase Date or during a calendar year to a member firm of the New York Stock Exchange which is also a member of the National Association of Securities Dealers, Inc., as selected by the Administrator from time to time, which shares shall be maintained by such member firm in separate accounts for each Participant, or (ii) by issuing and delivering a certificate or certificates for the number of shares of Stock purchased for all Participants on a Purchase Date or during the calendar year to a bank or trust company or affiliate thereof, as selected by the Administrator from time to time, which shares shall be maintained by such bank or trust company or affiliate in separate accounts for each Participant. In addition, the Administrator may periodically issue and deliver to the Participant a certificate for the number of whole shares of Stock purchased for such Participant on a Purchase Date or during such other time period as the Administrator may determine. Each Participant shall have full shareholder rights with respect to all shares of Stock purchased under the Plan, including, but not limited to, voting, dividend, and liquidation rights. Shares which are held in the name of the Company or its agent as the nominee for the Participant will be covered by proxies provided to such Participant by the Company or its agent. Unless provided otherwise, cash dividends paid on Stock issued under the Plan will be paid to Participants and will not be automatically reinvested. A Participant may withdraw certificates for his shares of Stock credited to his account at any time by a written request for such withdrawal delivered to the Administrator or its designee, or through telephone or other electronic arrangements as may be established by the Administrator. Upon any such request, the Company will promptly distribute such certificates to the requesting Participant. Any stock certificate distributed to a Participant may contain a legend requiring notification to the Company of any transfer or sale of the shares of Stock prior to the date two years after the Offering Date for the Offering under which the shares were purchased.

ARTICLE V—SPECIAL ADJUSTMENTS.

        5.1 SHARES UNAVAILABLE. If, on any Exercise Date, the aggregate funds available for the purchase of Stock would purchase a number of shares in excess of the number of shares then available for purchase under the Plan, the following events shall occur:

          (a) The number of shares that would otherwise be purchased for each Participant shall be proportionately reduced on the Purchase Date in order to eliminate such excess;

          (b) The Plan shall automatically terminate immediately after the Purchase Date as of which the supply of available shares is exhausted; and

          (c) Any amounts remaining in the respective Stock Purchase Accounts of the Participants shall be repaid to such Participants.

        5.2 ANTIDILUTION PROVISIONS. The aggregate number of shares of Stock reserved for purchase under the Plan, as hereinabove provided, and the calculation of the Purchase Price per share may be appropriately adjusted to reflect any increase or decrease in the number of issued shares of Stock resulting from a recapitalization, reclassification, stock split-up, stock dividend, combination of shares, unpairing of the shares of common stock of the Company from the Class B shares of beneficial interest of Starwood Hotels & Resorts or transaction having similar effect. Any such adjustment shall be made by the Administrator acting with the consent of, and subject to the approval of, the Board.

        5.3 EFFECT OF CERTAIN TRANSACTIONS. Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, or if the Company shall be merged for the purpose of changing the jurisdiction of its incorporation, any Offering hereunder shall pertain to and apply to the shares of stock of the Company or the survivor. However, in the event of a dissolution or liquidation of the Company, or of a merger or consolidation in which the Company is not the surviving or resulting corporation, the Plan and any Offering hereunder shall terminate upon the effective date of such dissolution, liquidation, merger, or consolidation, and the balance then standing to the credit of each Participant in his Stock Purchase Account shall be returned to him.

ARTICLE VI—MISCELLANEOUS.

        6.1 NONALIENATION. The right to purchase shares of Stock under the Plan is personal to the Participant, is exercisable only by the Participant during his lifetime except as hereinafter set forth, and may not be assigned or otherwise transferred by the Participant.

        6.2 DEATH OF THE PARTICIPANT. Upon the death of the Participant, the entire amount then standing to the credit of the Participant in his Stock Purchase Account shall be distributed to the Participant's estate.

        6.3 ADMINISTRATIVE COSTS. The Company or a Subsidiary will pay the expenses incurred in the administration of the Plan other than any fees or transfer, excise, or similar taxes imposed on the transaction pursuant to which any shares of Stock are purchased. The Participant will pay any transaction fees or commissions on any sale of the shares of Stock and may also be charged the reasonable costs associated with issuing a stock certificate.

        6.4 COLLECTION OF TAXES. The Company shall be entitled to require any Participant to remit, through payroll withholding or otherwise, any tax that it determines it is so obligated to collect with respect to the issuance of Stock hereunder, or the subsequent sale or disposition of such Stock, and the Administrator shall institute such mechanisms as shall insure the collection of such taxes.

        6.5 ADMINISTRATOR. The Board shall appoint an Administrator, which shall have the authority and power to administer the Plan and to make, adopt, construe, and enforce rules and regulations not inconsistent with the provisions of the Plan. The Administrator shall adopt and prescribe the contents of all forms required in connection with the administration of the Plan, including, but not limited to, the Purchase Agreement, payroll withholding authorizations, withdrawal documents, and all other notices required hereunder. The Administrator shall have the fullest discretion permissible under law in the discharge of its duties. The Administrator's interpretations and decisions in respect of the Plan, the rules and regulations pursuant to which it is operated, and the rights of Participants hereunder shall be final and conclusive.

        6.6 AMENDMENT OF THE PLAN. The Board may amend the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is set after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise in its discretion determine to submit other such changes to the Plan to stockholders for approval; provided, however, that no such action may (i) without the consent of an affected Participant, materially impair the rights of such Participant with respect to any shares of Stock theretofore purchased for him under the Plan, or (ii) disqualify the Plan under Section 423 of the Code.

        6.7 TERMINATION OF THE PLAN. Subject to Section 5.1, the Plan shall continue in effect unless terminated pursuant to action by the Board, which shall have the right to terminate the Plan at any time without prior notice to any Participant and without liability to any Participant. Upon the termination of the Plan, the balance, if any, then standing to the credit of each Participant in his Stock Purchase Account shall be refunded to him and the certificates representing the shares of Stock shall be handled in the manner provided in Section 4.6.

        6.8 REPURCHASE OF STOCK. The Company shall not be required to purchase or repurchase from any Participant any of the shares of Stock that the Participant acquired under the Plan.

        6.9 NOTICE. A Purchase Agreement and any notice that a Participant files pursuant to the Plan shall be on the form prescribed by the Administrator and shall be effective only when received by the Administrator or its designee. Delivery of such forms may be made by hand or by certified mail, sent postage prepaid, to the address specified by the Administrator. Delivery by any other mechanism shall be deemed effective at the discretion of the Administrator.

        6.10 GOVERNMENT REGULATION. The Company's obligation to sell and to deliver the Stock under the Plan is at all times subject to all approvals of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

        6.11 HEADINGS, CAPTIONS, GENDER. The headings and captions herein are for convenience of reference only and shall not be considered as part of the text. The masculine shall include the feminine, and vice versa.

        6.12 SEVERABILITY OF PROVISIONS; PREVAILING LAW. The provisions of the Plan shall be deemed severable. If any such provision is determined to be unlawful or unenforceable by a court of competent jurisdiction or by reason of a change in an applicable statute, the Plan shall continue to exist as though such provision had never been included therein (or, in the case of a change in an applicable statute, had been deleted as of the date of such change). The Plan shall be governed by the laws of the State of Maryland, to the extent such laws are not in conflict with, or superseded by, federal law.

        [Signature Page Follows]

        IN WITNESS WHEREOF, the Plan has been executed by the Company on this            day of            , 2002, to be effective on the Effective Date.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
By:	David K. Norton Executive Vice President, Human Resources

STARWOOD
HOTELS & RESORTS WORLDWIDE, INC.

ST. REGIS MONARCH BEACH
Resort & Spa

One Monarch Beach Resort
Dana Point, California 92629-4440
Phone: 949-234-3200
Fax: 949-234-3201

405
IRVINE
5
Los Angeles
(60 miles)
LAGUNA NIGUEL
(TOLL ROAD)
73
LAGUNA CANYON RD
133
CROWN VALLEY PKWY
NIGUEL RD
GOLDEN LANTERN
5
BEACH CITIES EXIT
San Diego
(68 miles)
THE ST. REGIS
PACIFIC COAST HWY (1)
STONEHILL
PACIFIC COAST HWY (1)
N

From I-405 South
(Los Angeles Airport & points north)

Take I-405 (San Diego Fwy) South
Get off at exit sign reading "CA-73 S to San Diego Via Toll Rd and CA-55" and go East for 0.5 miles.

Continue on CA-73, San Joaquin Hills Trans Corridor and go Southeast for 15 miles.

Exit CA-73, San Joaquin Hills Trans Corridor via ramp at sign reading "Greenfield Dr" and go Southeast for 0.4 miles.

Turn right on Greenfield Dr and go South for 0.3 miles.

Turn right on Crown Valley Pky and go Southwest for 2.5 miles.

Turn left on Niguel Rd and go South for 3.6 miles to One Monarch Beach Resort.

From CA-73 South
(Orange County Airport)

Take CA-73 South to Toll Rd and go South for 0.6 miles.

Continue on CA-73, San Joaquin Hills Trans Corridor and go Southeast for 10 miles.

Exit CA-73, San Joaquin Hills Trans Corridor via ramp to La Paz Rd and go Southeast for 0.3 miles.

Turn right on La Paz Rd and go South for 2.8 miles.

Turn right on Crown Valley Pky and go Southwest for 1.0 miles.

Turn left on Niguel Rd and go South for 3.6 miles to One Monarch Beach Resort.

From I-5 North
(San Diego Airport & points south)

Take I-5, San Diego Fwy and go Northwest for 60 miles.

Exit I-5, San Diego Fwy via ramp at sign reading "CA-1 Camino Las Ramblas to Beach Cities" and go West for 0.6 miles.

Turn right on CA-1 and go West for 3.0 miles.

Turn right on Niguel Rd and go Northeast for 0.4 miles to One Monarch Beach Resort.

PROXY

Proxy Solicited by the Board of Directors
for Annual Meeting to be held at 10:00 a.m. (local time)
May 17, 2002
The St. Regis Monarch Beach Resort and Spa
One Monarch Beach Resort Drive
Dana Point, CA 92629

        The undersigned hereby appoints Barry S. Sternlicht and Kenneth S. Siegel and either of them, proxies to represent the undersigned at the Annual Meeting of Stockholders, and at any adjournment or postponement thereof, and thereat to vote all the shares of stock which the undersigned would be entitled to vote and otherwise represent the undersigned at the Annual Meeting, with all the power the undersigned would possess if personally present, with full power of substitution, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, each dated April 12, 2002 (receipt of which is hereby acknowledged), and in their discretion upon such other matters, if any, as may properly come before the meeting and the undersigned hereby revokes any proxy heretofore given with respect to such meeting.

        Said proxies are instructed to vote for or against proposals, as indicated by the undersigned (or, if no indication is given, FOR Proposals 1, 2, 3 and 4 and AGAINST Proposal 5), and in the discretion of the proxies on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

        You are encouraged to voice your preference by marking the appropriate boxes on the other side. However, you need not mark any boxes if you wish to vote in accordance with the directors' recommendations; just sign and date on the other side.

(continued and to be signed and dated on the other side or authorized by means of telephone or the Internet as described on the reverse side.)

DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE

Please mark your votes as indicated in this example	/X/

The Directors Recommend a Vote 'FOR' Proposals 1, 2, 3 and 4 and "AGAINST" Proposal 5.
	FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below
1. Election of Directors Nominees: 01 Barshefsky 02 Duncan 03 Quazzo	/ /	/ /
(Instruction: To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below.)
2. Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 2002.	FOR / /	AGAINST / /	ABSTAIN / /
A Vote "FOR" Proposals 3 and 4 is Recommended by the Board of Directors.
	FOR	AGAINST	ABSTAIN
3. Approval of the Company's proposed 2002 Long-Term Incentive Compensation Plan.	/ /	/ /	/ /
	FOR	AGAINST	ABSTAIN
4. Approval of the Company's proposed Employee Stock Purchase Plan.	/ /	/ /	/ /
A vote "AGAINST" Proposal 5 is Recommended by the Board of Directors.
	FOR	AGAINST	ABSTAIN
5. Stockholder proposal recommend that the Board of Directors act to declassify the Board of Directors.	/ /	/ /	/ /
To vote and otherwise represent the undersigned on any other matter which may properly come before the meeting or any adjournment or postponement thereof in the discretion on the proxy holder.
CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. / /
Signature	Signature	Date

In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title.

DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE

Authorize a Proxy by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet
http://www.eproxy.com/hot
Use the Internet to authorize your
proxy. Have your proxy card in
hand when you access the web
site. You will be prompted to enter
your control number, located in
the box below, to create and sub-
mit an electronic ballot.	OR	Telephone
1-800-435-6710
Use any touch-tone telephone to
authorize your proxy. Have your
proxy card in hand when you call.
You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you authorize your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY

Proxy Solicited by the Board of Directors
for Annual Meeting to be held at 10:00 a.m. (local time)
May 17, 2002
The St. Regis Monarch Beach Resort and Spa
One Monarch Beach Resort Drive
Dana Point, CA 92629

        The undersigned hereby appoints Barry S. Sternlicht and Kenneth S. Siegel and either of them, proxies to represent the undersigned at the Annual Meeting of Stockholders, and at any adjournment or postponement thereof, and there at to vote all the shares of stock which the undersigned would be entitled to vote and otherwise represent the undersigned at the Annual Meeting, with all the power the undersigned would possess if personally present, with full power of substitution, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, each dated April 12, 2002 (receipt of which is hereby acknowledged), and in their discretion upon such other matters, if any, as may properly come before the meeting and the undersigned hereby revokes any proxy heretofore given with respect to such meeting.

        Said proxies are instructed to vote for or against proposals, as indicated by the undersigned (or, if no indication is given, FOR Proposals 1, 2, 3 and 4 and AGAINST Proposal 5), and in the discretion of the proxies on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

        You are encouraged to voice your preference by marking the appropriate boxes on the other side. However, you need not mark any boxes if you wish to vote in accordance with the directors' recommendations; just sign and date on the other side.

(continued and to be signed and dated on the other side.)

DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE

Please mark your votes as indicated in this example	/X/

The Directors Recommend a Vote 'FOR' Proposals 1, 2,3 and 4 and "AGAINST" Proposal 5.
	FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below
1. Election of Directors Nominees: 01 Barshefsky 02 Duncan 03 Quazzo	/ /	/ /
(Instruction: To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below.)
2. Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 2002.	FOR / /	AGAINST / /	ABSTAIN / /
A Vote "FOR" Proposals 3 and 4 is Recommended by the Board of Directors.
	FOR	AGAINST	ABSTAIN
3. Approval of the Company's proposed 2002 Long-Term Incentive Compensation Plan.	/ /	/ /	/ /
	FOR	AGAINST	ABSTAIN
4. Approval of the Company's proposed Employee Stock Purchase Plan.	/ /	/ /	/ /
A vote "AGAINST" Proposal 5 is Recommended by the Board of Directors.
	FOR	AGAINST	ABSTAIN
5. Stockholder proposal recommend that the Board of Directors act to declassify the Board of Directors.	/ /	/ /	/ /
To vote and otherwise represent the undersigned on any other matter which may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.
CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. / /
Signature	Signature	Date

In case of joint owners, EACH joint owner should sign. When signing as attorney, exector, administrator, trustee, guardian, corporate officer, etc., give full title.

DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE

PROXY

Proxy Solicited by the Board of Directors
for Annual Meeting to be held at 10:00 a.m. (local time)
May 17, 2002
The St. Regis Monarch Beach Resort and Spa
One Monarch Beach Resort Drive
Dana Point, CA 92629

        The undersigned hereby appoints Barry S. Sternlicht and Kenneth S. Siegel and either of them, proxies to represent the undersigned at the Annual Meeting of Stockholders, and at any adjournment or postponement thereof, and thereat to vote all the shares of stock which the undersigned would be entitled to vote and otherwise represent the undersigned at the Annual Meeting, with all the power the undersigned would possess if personally present, with full power of substitution, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, each dated April 12, 2002 (receipt of which is hereby acknowledged), and in their discretion upon such other matters, if any, as may properly come before the meeting and the undersigned hereby revokes any proxy heretofore given with respect to such meeting.

        Said proxies are instructed to vote for or against proposals, as indicated by the undersigned (or, if no indication is given, FOR Proposals 1, 2, 3 and 4 and AGAINST Proposal 5), and in the discretion of the proxies on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

        You are encouraged to voice your preference by marking the appropriate boxes on the other side. However, you need not mark any boxes if you wish to vote in accordance with the directors' recommendations; just sign and date on the other side.

(continued and to be signed and dated on the other side or authorized by means of telephone or the Internet as described on the reverse side.)

DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE

THE SHARE BALANCE STATED ON THIS PROXY CARD REPRESENTS YOUR UNEXCHANGED SHARES OF
STARWOOD HOTELS & RESORTS WORLDWIDE, INC. AND STARWOOD HOTELS & RESORTS.

Please mark your votes as indicated in this example	/X/

The Directors Recommend a vote "FOR" Proposals 1, 2, 3 and 4 and "AGAINST" Proposal 5.
	FOR all nominees listed below (except as marked to the contray below)	WITHHOLD AUTHORITY to vote for all nominees listed below
1. Election of Directors Nominees: 01 Barshefsky 02 Duncan 03 Quazzo	/ /	/ /
(Instruction: To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below.)
2. Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 2002.	FOR / /	AGAINST / /	ABSTAIN / /
A Vote "FOR" Proposal 3 and 4 is Recommended by the Board of Directors.
	FOR	AGAINST	ABSTAIN
3. Approval of the Company's proposed 2002 Long-Term Incentive Compensation Plan.	/ /	/ /	/ /
	FOR	AGAINST	ABSTAIN
4. Approval of the Company's proposed Employee Stock Purchase Plan.	/ /	/ /	/ /
A vote "AGAINST" Proposal 5 is Recommended by the Board of Directors.
	FOR	AGAINST	ABSTAIN
5. Stockholder proposal recommend that the Board of Directors act to declassify the Board of Directors.	/ /	/ /	/ /
To vote and otherwise represent the undersigned on any other matter which may properly come before the meeting or any adjournment or postponement thereof in the discretion on the proxy holder.
CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. / /
Signature	Signature	Date

In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title.

DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE

Authorize a Proxy by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet
http://www.eproxy.com/hot
Use the Internet to authorize your
proxy. Have your proxy card in
hand when you access the web
site. You will be prompted to enter
your control number, located in
the box below, to create and sub-
mit an electronic ballot.	OR	Telephone
1-800-435-6710
Use any touch-tone telephone to
authorize your proxy. Have your
proxy card in hand when you call.
You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you authorize your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY

Proxy Solicited by the Board of Directors
for Annual Meeting to be held at 10:00 a.m. (local time)
May 17, 2002
The St. Regis Monarch Beach Resort and Spa
One Monarch Beach Resort Drive
Dana Point, CA 92629

        The undersigned hereby appoints Barry S. Sternlicht and Kenneth S. Siegel and either of them, proxies to represent the undersigned at the Annual Meeting of Stockholders, and at any adjournment or postponement thereof, and thereat to vote all the shares of stock which the undersigned would be entitled to vote and otherwise represent the undersigned at the Annual Meeting, with all the power the undersigned would possess if personally present, with full power of substitution, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, each dated April 12, 2002 (receipt of which is hereby acknowledged), and in their discretion upon such other matters, if any, as may properly come before the meeting and the undersigned hereby revokes any proxy heretofore given with respect to such meeting.

        Said proxies are instructed to vote for or against proposals, as indicated by the undersigned (or, if no indication is given, FOR Proposals 1, 2, 3 and 4 and AGAINST Proposal 5), and in the discretion of the proxies on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

        You are encouraged to voice your preference by marking the appropriate boxes on the other side. However, you need not mark any boxes if you wish to vote in accordance with the directors' recommendations; just sign and date on the other side.

(continued and to be signed and dated on the other side or authorized by means of telephone or the Internet as described on the reverse side.)

DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE

THE SHARE BALANCE STATED ON THIS PROXY CARD REPRESENTS YOUR UNEXCHANGED SHARES OF ITT CORPORATION.

Please mark your votes as indicated in this example	/X/

The Directors Recommend a Vote "FOR" Proposals 1, 2, 3 and 4 and "AGAINST" Proposal 5.
	FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below
1. Election of Directors Nominees: 01 Barshefsky 02 Duncan 03 Quazzo	/ /	/ /
(Instruction: To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below.)
2. Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 2002.	FOR / /	AGAINST / /	ABSTAIN / /
A Vote "FOR" Proposal 3 and 4 is Recommended by the Board of Directors.
	FOR	AGAINST	ABSTAIN
3. Approval of the Company's proposed 2002 Long-Term Incentive Compensation Plan.	/ /	/ /	/ /
	FOR	AGAINST	ABSTAIN
4. Approval of the Company's proposed Employee Stock Purchase Plan.	/ /	/ /	/ /
A vote "AGAINST" Proposal 5 is Recommended by the Board of Directors.
	FOR	AGAINST	ABSTAIN
5. Stockholder proposal to recommend that the Board of Directors act to declassify the Board of Directors.	/ /	/ /	/ /
To vote and otherwise represent the undersigned on any other matter which may properly come before the meeting or any adjournment or postponement thereof in the discretion on the proxy holder.
CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. / /
Signature	Signature	Date

In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title.

DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE

Authorize a Proxy by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet
http://www.eproxy.com/hot
Use the Internet to authorize your
proxy. Have your proxy card in
hand when you access the web
site. You will be prompted to enter
your control number, located in
the box below, to create and sub-
mit an electronic ballot.	OR	Telephone
1-800-435-6710
Use any touch-tone telephone to
authorize your proxy. Have your
proxy card in hand when you call.
You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you authorize your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY

Proxy Solicited by the Board of Directors
for Annual Meeting to be held at 10:00 a.m. (local time)
May 17, 2002
The St. Regis Monarch Beach Resort and Spa
One Monarch Beach Resort Drive
Dana Point, CA 92629

        The undersigned hereby appoints Barry S. Sternlicht and Kenneth S. Siegel and either of them, proxies to represent the undersigned at the Annual Meeting of Stockholders, and at any adjournment or postponement thereof, and thereat to vote all the shares of stock which the undersigned would be entitled to vote and otherwise represent the undersigned at the Annual Meeting, with all the power the undersigned would possess if personally present, with full power of substitution, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, each dated April 12, 2002 (receipt of which is hereby acknowledged), and in their discretion upon such other matters, if any, as may properly come before the meeting and the undersigned hereby revokes any proxy heretofore given with respect to such meeting.

        Said proxies are instructed to vote for or against proposals, as indicated by the undersigned (or, if no indication is given, FOR Proposals 1, 2, 3 and 4 and AGAINST Proposal 5), and in the discretion of the proxies on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

        You are encouraged to voice your preference by marking the appropriate boxes on the other side. However, you need not mark any boxes if you wish to vote in accordance with the directors' recommendations; just sign and date on the other side.

(continued and to be signed and dated on the other side or authorized by means of telephone or the Internet as described on the reverse side.)

DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE

THE SHARE BALANCE STATED ON THIS PROXY CARD REPRESENTS YOUR UNEXCHANGED SHARES OF HOTEL INVESTORS TRUST.

Please mark your votes as indicated in this example	/X/

The Directors Recommend a Vote "FOR" Proposals 1, 2, 3 and 4 and "AGAINST" Proposal 5.
	FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below
1. Election of Directors Nominees: 01 Barshefsky 02 Duncan 03 Quazzo	/ /	/ /
(Instruction: To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below.)
2. Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 2002.	FOR / /	AGAINST / /	ABSTAIN / /
A Vote "FOR" Proposals 3 and 4 is Recommended by the Board of Directors.
	FOR	AGAINST	ABSTAIN
3. Approval of the Company's proposed 2002 Long-Term Incentive Compensation Plan.	/ /	/ /	/ /
	FOR	AGAINST	ABSTAIN
4. Approval of the Company's proposed Employee Stock Purchase Plan.	/ /	/ /	/ /
A vote "AGAINST" Proposal 5 is Recommended by the Board of Directors.
	FOR	AGAINST	ABSTAIN
5. Stockholder proposal recommend that the Board of Directors act to declassify the Board of Directors.	/ /	/ /	/ /
To vote and otherwise represent the undersigned on any other matter which may properly come before the meeting or any adjournment or postponement thereof in the discretion on the proxy holder.
CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. / /
Signature	Signature	Date

In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title.

DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE

Authorize a Proxy by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet
http://www.eproxy.com/hot
Use the Internet to authorize your
proxy. Have your proxy card in
hand when you access the web
site. You will be prompted to enter
your control number, located in
the box below, to create and sub-
mit an electronic ballot.	OR	Telephone
1-800-435-6710
Use any touch-tone telephone to
authorize your proxy. Have your
proxy card in hand when you call.
You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you authorize your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY

Proxy Solicited by the Board of Directors
for Annual Meeting to be held at 10:00 a.m. (local time)
May 17, 2002
The St. Regis Monarch Beach Resort and Spa
One Monarch Beach Resort Drive
Dana Point, CA 92629

        The undersigned hereby appoints Barry S. Sternlicht and Kenneth S. Siegel and either of them, proxies to represent the undersigned at the Annual Meeting of Stockholders, and at any adjournment or postponement thereof, and thereat to vote all the shares of stock which the undersigned would be entitled to vote and otherwise represent the undersigned at the Annual Meeting, with all the power the undersigned would possess if personally present, with full power of substitution, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, each dated April 12, 2002 (receipt of which is hereby acknowledged), and in their discretion upon such other matters, if any, as may properly come before the meeting and the undersigned hereby revokes any proxy heretofore given with respect to such meeting.

        Said proxies are instructed to vote for or against proposals, as indicated by the undersigned (or, if no indication is given, FOR Proposals 1, 2, 3 and 4 and AGAINST Proposal 5), and in the discretion of the proxies on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

        If the shares represented by this card are held for a participant in the Starwood Hotels & Resorts Worldwide, Inc. 401(K) Savings and Retirement Plan, this card will constitute an instruction to the Trustee to vote the number of shares held on the record date in all of the plan accounts of the undersigned in accordance with the instructions indicated hereon. You must return your proxy card to the Trustee on or prior to May 13, 2002.

        You are encouraged to voice your preference by marking the appropriate boxes on the other side. However, you need not mark any boxes if you wish to vote in accordance with the directors' recommendations; just sign and date on the other side.

(continued and to be signed and dated on the other side or authorized by means of telephone or the Internet as described on the reverse side.)

DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE

Please mark your votes as indicated in this example	/X/

The Directors Recommend a Vote "FOR" Proposals 1, 2, 3 and 4 and "AGAINST" Proposal 5.
	FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below
1. Election of Directors Nominees: 01 Barshefsky 02 Duncan 03 Quazzo	/ /	/ /
(Instruction: To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below.)
2. Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 2002.	FOR / /	AGAINST / /	ABSTAIN / /
A Vote "FOR" Proposal 3 and 4 is Recommended by the Board of Directors.
	FOR	AGAINST	ABSTAIN
3. Approval of the Company's proposed 2002 Long-Term Incentive Compensation Plan.	/ /	/ /	/ /
	FOR	AGAINST	ABSTAIN
4. Approval of the Company's proposed Employee Stock Purchase Plan.	/ /	/ /	/ /
A vote "AGAINST" Proposals 5 is Recommended by the Board of Directors.
	FOR	AGAINST	ABSTAIN
5. Stockholder proposal recommend that the Board of Directors act to declassify the Board of Directors.	/ /	/ /	/ /
To vote and otherwise represent the undersigned on any other matter which may properly come before the meeting or any adjournment or postponement thereof in the discretion on the proxy holder.
CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. / /
Signature	Signature	Date

In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title.

DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE

Authorize a Proxy by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet
http://www.eproxy.com/hot
Use the Internet to authorize your
proxy. Have your proxy card in
hand when you access the web
site. You will be prompted to enter
your control number, located in
the box below, to create and sub-
mit an electronic ballot.	OR	Telephone
1-800-435-6710
Use any touch-tone telephone to
authorize your proxy. Have your
proxy card in hand when you call.
You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you authorize your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

Wait! There's an easier way to authorize a proxy.

Also, you can elect to receive future proxy materials and annual reports via the Internet.

[LOGO]

By Telephone	By Internet
It's fast and convenient. Your vote is immediately confirmed and posted.	It's fast and convenient. Your vote is immediately confirmed and posted. You also can register to get all future materials by Internet.
Using a touch-tone phone, call the toll-free phone number which appears on your voting form.	Go to Web site: WWW.PROXYVOTE.COM
Just follow these four easy steps:	Just follow these four easy steps:
1.	Read the accompanying Proxy Statement and voting instruction form.	1.	Read the accompanying Proxy Statement and voting instruction form.
2.	Call the toll-free number shown on the voting instruction form.	2.	Go to the Web site, www.proxyvote.com
3.	Enter your 12-digit control number located on your voting instruction form.	3.	Enter your 12-digit control number located on your voting instruction form.
4.	Follow the simple recorded instructions.	4.	Follow the simple instructions.
Your vote is important! Call 24 hours a day		Your vote is important! Go to WWW.PROXYVOTE.COM

If you authorize a proxy by telephone or Internet,
do not return your voting instruction form.
Thank you for voting.

QuickLinks

2002 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
WHO CAN HELP ANSWER YOUR QUESTIONS?
Starwood Hotels & Resorts Worldwide, Inc. 1111 Westchester Avenue White Plains, New York 10604 Attention: Corporate Affairs Phone Number: (914) 640-8100
D.F. King & Co., Inc. 77 Water Street New York, New York 10005 Phone Number: (800) 628-8532 (toll free)
PROXY STATEMENT FOR ANNUAL MEETING To be held May 17, 2002
THE ANNUAL MEETING AND VOTING—QUESTIONS AND ANSWERS
ELECTION OF DIRECTORS
CHANGE IN INDEPENDENT AUDITORS
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSED LONG-TERM INCENTIVE PLAN
PROPOSED EMPLOYEE STOCK PURCHASE PLAN
STOCKHOLDER PROPOSAL: DISCONTINUANCE OF THE CLASSIFIED BOARD
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
Summary Compensation Table
Option/SAR Grants in Last Fiscal Year
Aggregated Option/SAR Exercises in 2001 and December 31, 2001 Option/SAR Values
COMPENSATION AND OPTION COMMITTEE REPORT
STOCKHOLDER RETURN PERFORMANCE
AUDIT COMMITTEE REPORT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
SOLICITATION COSTS
STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
CHARTER OF THE CORPORATE GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS
Exhibit A Definition of Outside Non-Management Director
Exhibit B Certain Corporate Governance Policies
STARWOOD HOTELS & RESORTS WORLDWIDE, INC. 2002 LONG-TERM INCENTIVE COMPENSATION PLAN
Table of Contents
STARWOOD HOTELS & RESORTS WORLDWIDE, INC. 2002 LONG-TERM INCENTIVE COMPENSATION PLAN ARTICLE 1—GENERAL PROVISIONS
ARTICLE 2—DEFINITIONS
ARTICLE 3—ADMINISTRATION
ARTICLE 4—SHARES SUBJECT TO THE PLAN
ARTICLE 5—STOCK OPTIONS
ARTICLE 6—STOCK APPRECIATION RIGHTS
ARTICLE 7—RESTRICTED STOCK
ARTICLE 8—PERFORMANCE SHARES AND UNITS
ARTICLE 9—PERFORMANCE MEASURES
ARTICLE 10—AWARDS TO DIRECTORS
ARTICLE 11—BENEFICIARY DESIGNATION
ARTICLE 12—DEFERRALS
ARTICLE 13—WITHHOLDING
ARTICLE 14—AMENDMENT AND TERMINATION
ARTICLE 15—MISCELLANEOUS PROVISIONS
STARWOOD HOTELS & RESORTS WORLDWIDE, INC. EMPLOYEE STOCK PURCHASE PLAN
Wait! There's an easier way to authorize a proxy.